EXHIBIT 99.1
                                                                    ------------


                          CERTIFICATE OF INCORPORATION

                                       OF

                           NATIONAL DATACOMPUTER, INC.

                                 * * * * * * * *

         FIRST. The name of the corporation is National Datacomputer, Inc.

         SECOND. The address of its registered office in the State of Delaware is Corporation Trust
Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

         THIRD. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH. The total number of shares of stock which the corporation shall have authority to issue is 250,000 shares of Common Stock with a par value of one-tenth of a cent ($.001) per share and 50,000 shares of Preferred Stock with a par value of one-tenth of a cent ($.001) per share.

                           A description of the respective classes of stock and
a statement of the designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and the qualifications, limitations and restrictions of the Preferred Stock and Common Stock are as follows:

                  A.       PREFERRED STOCK

                           The Preferred Stock may be issued in one or more
series at such time or times and for such consideration or considerations as the board of directors may determine. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series

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                                      -2-

and classes. Except as otherwise provided herein, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

                           The board of directors is expressly authorized to
provide for the issuance of all or any shares of the Preferred Stock in one or more series, each with such designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the board of directors to create such series, and a certificate of said resolution or resolutions shall be filed in accordance with the General Corporation Law of the State of Delaware. The authority of the board of directors with respect to each such series shall include, without limitation of the foregoing, the right to provide that the shares of each such series may be: (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the corporation; (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock of the corporation at such price or prices or at such rates of exchange and with such adjustments, if any; (v) entitled to the benefit of such limitations, if any, on the issuance of additional shares of such series or shares of any other series of Preferred Stock; or (vi) entitled to such other preferences, powers, qualifications, rights and privileges, all as the board of directors may deem advisable and as are not inconsistent with law and the provisions of this Certificate of Incorporation.

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                                       -3-

                  B.       COMMON STOCK

                           1. Relative Rights of Preferred Stock and Common
Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

                           2. Voting Rights. Except as otherwise required by law
or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.

                           3. Dividends. Subject to the preferential rights of
the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the board of directors, out of the assets of the corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

                           4. Dissolution, Liquidation or Winding Up. In the
event of any dissolution, liquidation or winding up of the affairs of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

         FIFTH. The name and mailing address of the sole incorporator is as follows:
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                                       -4-

                  Name                     Mailing Address
                  ----                     ---------------

                  Conant M. Webb           Testa, Hurwitz & Thibeault
                                           Exchange Place
                                           53 State Street
                                           Boston, Massachusetts  02109

         SIXTH. The corporation is to have perpetual existence.

         SEVENTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

                  A. The board of directors of the corporation is expressly authorized to adopt, amend or repeal the by-laws of the corporation.

                  B. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

                  C. The books of the corporation may be kept at such place within or without the State of Delaware as the by-laws of the corporation may provide or as may be designated from time to time by the board of directors of the corporation.

         EIGHTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a

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                                       -5-
majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

         NINTH. The corporation eliminates the personal liability of each member of its board of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate the liability of a director (i) for any breach of such director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code or (iv) for any transaction from which such director derived an improper personal benefit.

         TENTH. The corporation reserves the right to amend or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

         I, THE UNDERSIGNED, being the sole incorporator hereinabove named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 16th day of December, 1986.


                                             /s/ Conant M. Webb
                                             -----------------------
                                             Conant M. Webb

                               AGREEMENT OF MERGER


         AGREEMENT OF MERGER, dated as of the 6th day of February, 1987 between Computer Systems Engineering, Inc., a corporation organized under the laws of the Commonwealth of Massachusetts ("CSE"), and National Datacomputer, Inc., a corporation organized under the laws of the State of Delaware ("NDC"). The two corporations are hereinafter sometimes called the "Constituent Corporations". CSE is hereinafter also sometimes referred to as the "Merged Corporation", and NDC is hereinafter also sometimes referred to as the "Surviving Corporation".

         WITNESSETH THAT:

         WHEREAS, the Constituent Corporations deem it advisable and generally to the welfare of the Constituent Corporations that CSE be merged with and into NDC under the terms and conditions hereinafter set forth, such merger to be effected pursuant to the statutes of the Commonwealth of Massachusetts and the statutes of the State of Delaware in a transaction qualifying as a reorganization within the meaning of Section 368(a)(l)(F) of the Internal Revenue Code; and

         WHEREAS, NDC, by its certificate of incorporation has an authorized capital stock consisting of 500,000 shares of Preferred Stock, par value $.001 per share, none of which are now issued and outstanding; 250,000 shares of Common Stock, par value $.001 per share, 10 of which are now issued and outstanding, and on the effective date of the merger such ten shares of issued and outstanding Common Stock shall be cancelled and NDC shall have by its Certificate of Incorporation additional authorized capital stock of 250,000,000 shares of Common Stock, par value $.0001 per share; and

         WHEREAS, CSE by its Articles of Organization has an authorized capital stock consisting of 1,000,000 shares of Common Stock, $.01 par value, of which 765,284 shares are now issued and outstanding; and

         WHEREAS, the registered office of CSE in the Commonwealth of Massachusetts is located at 34 Linnell Circle, Billerica, and the registered office of NDC in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle;

         NOW, THEREFORE, the Constituent Corporations, parties to this Agreement of Merger, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of such merger and mode of carrying the same into effect as follows:

         FIRST: NDC, a corporation organized under the laws of the State of Delaware, hereby merges into itself CSE, a corporation organized under the laws of the Commonwealth of Massachusetts, and CSE shall be and hereby is merged into NDC, which shall be the Surviving Corporation. The separate existence of CSE shall cease at the effective date of the merger, except insofar as it may be continued by law or in order to carry out the purposes of this Agreement of Merger and except as continued in the Surviving Corporation.

         SECOND: The Certificate of Incorporation of NDC as in effect on the date of the merger provided for in this Agreement of Merger, shall be and hereby is amended upon the effective date of the merger so that the first paragraph of Article FOURTH thereof shall be amended so as to read in its entirety as follows:

         "FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is 250,000,000 shares of Common Stock with a par

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                                       -3-

value of one-hundredth of a cent ($.0001) per share and 50,000 shares of Preferred Stock with a par value of one-tenth of a cent ($.001) per share." and, as so amended, the Certificate of Incorporation of NDC shall continue in full force and effect as the charter document of the Surviving Corporation until the same shall be altered, amended or repealed as provided therein or in accordance with law.

         THIRD: The manner of converting the outstanding shares of the capital stock of the Merged Corporation into the shares or other securities of the Surviving Corporation shall be as follows:

                  (a) The ten shares of Common Stock, $.001 par value of the Surviving Corporation issued and outstanding on the date hereof shall, without any further action on the part of anyone, be cancelled on and as of the effective date of the merger.

                  (b) Each share of Common Stock of the Merged Corporation held as treasury stock on the date hereof shall, without any further action on the part of anyone, be cancelled on and as of the effective date of the merger.

                  (c) Each share of Common Stock of the Merged Corporation outstanding on the effective date of this merger, and all rights in respect thereof shall, without any further action on the part of anyone, be changed and converted into 44.78 shares of Common Stock, $.0001 par value, of the Surviving Corporation (rounded to the next highest whole number of shares to avoid fractional shares) on and as of the effective date of the merger.

                  (d) After the effective date of the merger, each holder of a certificate or certificates which theretofore represented shares of Common Stock of the Merged Corporation shall cease to have any rights as a stockholder of the Merged Corporation except such as are expressly reserved to such stockholder by statute. After the effective date of the merger each holder of any outstanding certificate representing shares of Common Stock of the Merged Corporation shall surrender the same to the Surviving Corporation and each such holder shall be entitled upon such surrender to receive the number of shares of the Surviving Corporation on the basis provided in subsection (b) immediately above. Until so surrendered the certificates representing the outstanding shares of the stock of the Merged Corporation to be converted into the stock of the Surviving Corporation, as provided herein, may be treated by the Surviving Corporation for all corporate purposes as evidencing the ownership of shares of the Surviving Corporation as though such surrender and exchange had taken place.

         FOURTH: The manner of converting the outstanding options to purchase shares of the Common Stock of the Merged Corporation into options to purchase shares of the Common Stock of the Surviving Corporation shall be as follows:

         (a) Each option to purchase a share of Common Stock of the Merged Corporation which shall be outstanding on the effective date of this merger, and all rights in respect thereof shall, without any further action on the part of anyone, be changed and converted into an option to purchase 44.78 shares of Common Stock, $.0001 par value, of the Surviving Corporation (rounded to the next highest whole number of shares to avoid fractional shares) on and as of the effective date of the merger.

         (b) After the effective date of the merger, each holder of an option which theretofore represented an option to purchase shares of Common Stock of the Merged Corporation shall cease to have any rights as an optionholder of the Merged Corporation except such as are expressly reserved to such optionholder by statute.

         FIFTH: The Merged Corporation's 1986 Stock Plan (the "Plan") shall become the 1986 Stock Plan of the Surviving Corporation, pursuant to Section 13 thereof, including the following:

                  (a) Outstanding options shall be treated as set forth in article FOURTH above.

                  (b) In lieu of the 420,688 shares of Common Stock of the merged Corporation reserved for grant pursuant to the Plan, 18,838,408 shares of the Common Stock of the Surviving Corporation shall be reserved under the Plan.

         SIXTH: The terms and conditions of the merger are as follows:

                  (a) The by-laws of NDC as they shall exist on the effective date of this merger shall be and remain the by-laws of the Surviving Corporation until the same shall be altered, amended and repealed as therein provided or in accordance with law.

                  (b) The directors and officers of the Surviving Corporation, namely Norman Mackinnon as President, Secretary and Treasurer, David Baer as Assistant Secretary and Norman MacKinnon and John Ward as Directors, shall continue in office until the next annual meeting of stockholders or directors of the Surviving Corporation, respectively, and until their successors shall have been elected and qualified.

                  (c) At and after the effective date of the merger, the Surviving Corporation shall succeed to and possess, without further act or deed, all the rights, privileges, obligations, powers and franchises, both public and private, and all of the property, real, personal and mixed, both tangible and intangible of each of the Constituent Corporations; all debts due to either of the Constituent Corporations on whatever account, as well as for stock subscriptions, shall be vested in the Surviving Corporation; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the Constituent Corporations shall be as effectively the property of the Surviving Corporation as they were of the respective Constituent Corporations; the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger, but shall be vested in the Surviving Corporation; all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired; all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; and the Surviving Corporation shall indemnify and hold harmless the officers and directors of each of the Constituent Corporations against all such debts, liabilities and duties and against all claims and demands arising out of the merger.

                  (d) As and when requested by the Surviving Corporation or by its successors or assigns, the Merged Corporation will execute and deliver or cause to be executed and delivered all such deeds and instruments and will take or cause to be taken all such further action as the Surviving corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of either of the Constituent Corporations acquired by the Surviving Corporation by reason or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof, and the officers and directors of the Merged Corporation and the officers and directors of the Surviving Corporation are fully authorized in the name of the Merged Corporation or otherwise to take any and all such action.

                  (e) This Agreement of Merger shall be submitted to the stockholders of each of the Constituent Corporations as and to the extent provided by law. The merger shall take effect when any and all documents or instruments necessary to perfect the merger, pursuant to the requirements of the Massachusetts Business Corporation Law and the General Corporation Law of Delaware, are accepted for filing by the appropriate office of the Commonwealth of Massachusetts and the State of Delaware, respectively.

                  (f) This Agreement of Merger may be terminated or abandoned by
(a) either Constituent Corporation, acting by its Board of Directors, at any time prior to its adoption by the stockholders of both of the Constituent Corporations as and to the extent provided by law, or (b) the mutual consent of the Constituent Corporations, each acting by its Board of Directors, at any time after such adoption by such stockholders and prior to the effective date of the merger. In the event of such termination or abandonment, this Agreement of Merger shall become wholly void and of no effect and there shall be no further liability or obligation hereunder on the part of either of the Constituent Corporations or of its Board of Directors or stockholders.

                  (g) This Agreement of Merger constitutes a Plan of Reorganization, as well as a Plan of Merger, to be carried out in the manner, on the terms and subject to the conditions herein set forth.

                  (h) All corporate acts, plans, policies, approvals and authorizations of CSE, its stockholders, Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the effective date of the merger, shall be taken for all purposes as the acts, plans, policies, approvals and authorizations of the Surviving Corporation and shall be effective and binding thereon as they were on CSE. The employees of CSE shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits they enjoyed as employees of CSE.

                  (i) From the effective date of the merger, the officers and directors of the Surviving Corporation are hereby authorized in the name of the corporations that were the Constituent Corporations to execute, acknowledge and deliver all instruments and do all things as may be necessary or desirable to vest in the Surviving Corporation any property or rights of either of the Constituent Corporations or to carry out the purposes of this Agreement of Merger.

         IN WITNESS WHEREOF, the parties to this agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors have caused these presents to be executed by the President and Treasurer and attested by the Assistant Clerk or Assistant Secretary, as indicated below, of each party hereto.

                                    COMPUTER SYSTEMS ENGINEERING, INC.
[Corporate Seal]

                                    By: /s/ Norman Mackinnon
                                        --------------------------
                                        Norman Mackinnon
                                        President


ATTEST:


By:      /s/ John P. Ward
         ---------------------------
         John Ward
         Clerk

                                    NATIONAL DATACOMPUTER, INC.
[Corporate Seal]

                                    By:      /s/ Norman Mackinnon
                                             -----------------------------
                                             Norman Mackinnon
                                             President


ATTEST:


By:      /s/ David Baer
         ---------------------------
         David Baer
         Assistant Secretary

State of Massachusetts              )
                                    )  ss.
County of Suffolk                   )


         BEFORE ME, the undersigned authority, personally appeared Norman Mackinnon, President of Computer Systems Engineering, Inc., a Massachusetts corporation, to me known to be the person who executed the foregoing instrument, and acknowledged to and before me that he executed said instrument in the name of and on behalf of said Corporation for the purposes therein expressed.

         WITNESS my hand and official seal this 9th day of February 1987.

                                    /s/ Mary M. Moran
                                    -------------------------------
                                    Notary Public
                                    My Commission expires:  June 4, 1993



State of Massachusetts              )
                                    )  ss.
County of Suffolk                   )


         BEFORE ME, the undersigned authority, personally appeared John Ward, Clerk of Computer Systems Engineering, Inc., a Massachusetts corporation, to me known to be the person who executed the foregoing instrument, and acknowledged to and before me that he executed said instrument in the name of and on behalf of said Corporation for the purposes therein expressed.

         WITNESS my hand and official seal this 9th day of February 1987.

                                    /s/ Mary M. Moran
                                    --------------------------------
                                    Notary Public
                                    My Commission expires:  June 4, 1993

State of Massachusetts              )
                                    )  ss.
County of Suffolk                   )


         BEFORE ME, the undersigned authority, personally appeared Norman Mackinnon, President of National Datacomputer, Inc., a Delaware corporation, to me known to be the person who executed the foregoing instrument and acknowledged to and before me that he executed said instrument in the name of and on behalf of said Corporation for the purposes therein expressed.

         WITNESS my hand and official seal this 9th day of February 1987.

                                    /s/ Mary M. Moran
                                    --------------------------------
                                    Notary Public
                                    My Commission expires:  June 4, 1993



State of Massachusetts              )
                                    )  ss.
County of Suffolk                   )


         BEFORE ME, the undersigned authority, personally appeared David Baer, Assistant Secretary of National Datacomputer, Inc., a Delaware corporation, to me known to be the person who executed the foregoing instrument, and acknowledged to and before me that he executed said instrument in the name of and on behalf of said Corporation for the purposes therein expressed.

         WITNESS my hand and official seal this 9th day of February 1987.

                                    /s/ Mary M. Moran
                                    ---------------------------------
                                    Notary Public
                                    My Commission expires:  June 4, 1993

                               Clerk's Certificate
                               -------------------


         I hereby certify that the Agreement of Merger was duly adopted by the stockholders of Computer Systems Engineering, Inc., a Massachusetts corporation, at a special meeting of Stock-holders on February 9, 1987.

                                    /s/ John P. Ward
                                    ------------------------------
                                    Clerk


                        Assistant Secretary's Certificate
                        ---------------------------------


         I hereby certify that the Agreement of merger was duly adopted by the sole stockholder of National Datacomputer, Inc., a Delaware corporation, by written consent dated February 9, 1987.

                                    /s/ David Baer
                                    ------------------------------
                                    Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                           NATIONAL DATACOMPUTER, INC.


         National Datacomputer, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of the Company, by unanimous written consent on April 14, 1987, in accordance with the provisions of Section 141(f) of the General Corporation Law of Delaware, duly adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Company. The resolution setting forth the proposed amendment is as follows:

         RESOLVED:  That a proposed amendment to the Certificate of
                    Incorporation of the Company (the "Amendment"), effecting a change in Article FOURTH thereof so that said Article FOURTH shall be and read in its entirety as set forth in Exhibit A hereto, is recommended to the stockholders for approval as being in the best interests of the Company.

         SECOND: That the stockholders of the Company duly adopted such resolution by written consent vote in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                                                                       Exhibit A
                                                                       ---------


                                    AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                           NATIONAL DATACOMPUTER, INC.


         FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 250,000,000 shares of Common Stock with a par value of two-hundreths of a cent ($.0002) per share and 50,000 shares of Preferred Stock with a par value of one-tenth of a cent ($.001) per share.

         At the same time as the filing of this Certificate of Amendment of Certificate of Incorporation with the Secretary of State of Delaware becomes effective, each currently outstanding share of Common Stock, $.0001 par value per share, shall be converted into .9803482 of a share of Common Stock, $.0002 par value per share.

         No fractional shares of Common Stock or script certificates shall be issued to the holders of the currently outstanding Common Stock by reason of the foregoing, but upon surrender of certificates for such Common Stock by the holders entitled to such fractional share interests, the Corporation shall issue to such holders that number of shares of Common Stock, $.0002 par value, to which such holders are entitled, rounded to the next highest whole number of shares to avoid fractional shares.

         IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Norman Mackinnon, President, and attested to by David Baer, Assistant Secretary, this 14th day of April, 1987.

                                    NATIONAL DATACOMPUTER, INC.




                                    By: /s/ Norman Mackinnon
                                        ---------------------------
                                        President


ATTEST:


/s/
-----------------------------
Assistant Secretary

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 08/25/1994
                                                             944160110 - 2111518


                            STATEMENT OF DESIGNATION

                                       OF

                      SERIES A CONVERTIBLE PREFERRED STOCK

                           NATIONAL DATACOMPUTER, INC.


         NATIONAL DATACOMPUTER, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter the "Corporation"), DOES HEREBY CERTIFY:

         That by unanimous written consent, dated March 1, 1994, the directors of the Corporation adopted the following resolution setting forth the designations, powers, preferences and rights of its Series A Convertible Preferred Stock:

                                            RESOLVED: That the designations,
                                    powers, preferences and rights of the Series
                                    A Convertible Preferred Stock be, and hereby are, as set forth below:

         1. NUMBER OF SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK. Of the 50,000 shares of authorized and unissued Preferred Stock, $.001 par value per share ("Preferred Stock") of the Corporation, twenty (20) shares shall be designated and known as "Series A Convertible Preferred Stock." The Corporation, at its discretion, shall have the authority to issue one half (`/,) shares of the Series A Convertible Preferred Stock.

         2. VOTING.

                  (a) Each holder of outstanding shares of Series A Convertible Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock, as hereinafter defined, into which the shares of Series A Convertible Preferred Stock held by such holder are convertible, at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Subparagraph (b) below, or by the provisions establishing any other series of Preferred Stock, holders of Series A Convertible Preferred Stock shall vote together with the holders of all other classes and series of securities of the Corporation as a single class.

                  (b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series A Convertible Preferred Stock so as to affect adversely the Series A Convertible Preferred Stock, without the written consent or affirmative vote, of the holders of fifty-one percent (51%) of the then outstanding shares of Series A Convertible Preferred Stock to be affected by amendment, alteration or repeal, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization or issuance of any series of Preferred Stock with preference or priority over the Series A Convertible Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the designated class of Series A Convertible Preferred Stock, and the authorization or issuance of any series of Preferred Stock on a parity with Series A Convertible Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series A Convertible Preferred Stock. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of all other classes or series of stock of the Corporation entitled to vote thereon, voting as a single class.

         3. DIVIDENDS.

                  (a) In each fiscal year of the Corporation, the holders of shares of Series A Convertible Preferred Stock shall be entitled to receive, before any cash dividend shall be declared and paid upon or set aside for the Common Stock in such fiscal year, when, as and if declared by the Board of Directors of the Corporation out of the funds legally available for that purpose, dividends payable in cash in an amount per share for such fiscal year equal to the product of (i) the per share amount, if any, of the cash dividend declared, paid or set aside for the Common Stock during such fiscal year, multiplied by (ii) the number of whole shares of Common Stock into which each such share of Series A Convertible Preferred Stock is then convertible.

                  (b) The Corporation shall not declare or pay any dividends or any other distributions of property or assets on shares of Common Stock, other than dividends payable solely in cash or in shares of Common Stock, without the prior written consent or affirmative vote of the holders of at least fifty-one percent (51%) of the then outstanding shares of Series A Preferred Stock given in writing or by vote at a meeting, voting as a single class.

         4. ADDITIONAL PAYMENTS. In addition to any dividends for which holders of shares of Series A Convertible Preferred Stock shall be entitled to receive pursuant to Subparagraph 3(a) above, holders of shares of Series A Convertible Preferred Stock shall be entitled to receive interest equal to seven and one-half percent (7.5%) per annum of the stated value of such Series A Convertible Preferred Stock, valued as of the date of such original purchase, payable on January 31, 1995. In the event that holders of Series A Convertible Preferred Stock convert their shares pursuant to Paragraph 6 herein prior to January 1, 1995, such holders' right to receive any accrued interest in accordance with this paragraph shall be forfeited.

         5. LIQUIDATION. In the event of a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the holders of shares of Series A Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to holders of its capital stock, before any payment or distribution shall be made to holders of Common Stock or any other class of stock ranking junior to Series A Convertible

Preferred Stock, an amount per share equal to the par value of such shares of Series A Convertible Preferred Stock plus all dividends which have accrued and are unpaid and therefore are in arrears. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series A Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series A Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series A Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series A Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the liquidation payments and the place where said liquidation payments shall be payable, shall be given by mail, postage prepaid, or by telex to non-U.S. residents, not less than 10 days prior to the payment date stated therein, to the holders of record of Series A Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series A Convertible Preferred Stock.

         6. RESTRICTIONS. At any time when shares of Series A Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Corporation's Certificate of Incorporation, as amended, without the approval of the holders of at least a majority of the then outstanding shares of Series A Convertible Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

                  (a) Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation; or increase the authorized amount of the Series A Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation; or create or authorize any obligation or security convertible into shares of Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Corporation's Certificate of Incorporation or by merger, consolidation or otherwise; or

                  (b) Redeem or otherwise acquire any shares of Series A Convertible Preferred Stock except as expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of the shares of Series A Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series A Convertible Preferred Stock then held by each such holder.

         7. OPTIONAL CONVERSION. The holders of shares of Series A Convertible Preferred Stock shall have the following conversion rights:

                  (a) Right to Convert. Subject to the terms and conditions of this Paragraph 7, the holder of any share or shares of Series A Convertible Preferred Stock shall have the right, at its option at any time, to convert each such share of Series A Convertible Preferred Stock (except that upon any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series A Convertible Preferred Stock) into five million five hundred thousand (5,500,000) shares of Common Stock. Such right of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  (b) Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in Subparagraph 7(a) and surrender of the certificate or certificates for the share or shares of Series A Convertible Preferred Stock to be convened, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock. To the extent permitted by law, such conversion shall be deemed to have been effected as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate and certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  (c) Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series A Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, accrued and unpaid on the shares of Series A Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in Subparagraph 7(b). In case the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to Subparagraph 7(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

                  (d) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion rights) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

         8. MANDATORY CONVERSION OF SERIES A CONVERTIBLE PREFERRED STOCK. The Corporation may, at its option, require all (but not less than all) holders of shares of Series A Convertible Preferred Stock then outstanding to convert their shares of Series A Convertible Preferred Stock into shares of Common Stock at the then effective conversion rate pursuant to Subparagraph 7(a), at any time on or after the closing of the (i) sale of shares of Common Stock in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) the consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof, or (iii) sale or transfer by the Corporation of all or substantially all of its assets. A holder of the Series A Convertible Preferred Stock may, at any time, convert his shares of Series A Convertible Preferred Stock to Common Stock pursuant to Paragraph 7 herein.

         On or before the date fixed for conversion, each holder of shares of Series A Convertible Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to Subparagraph 7(a). On the date fixed for conversion, all rights with respect to the Series A Convertible Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Convertible Preferred Stock has been converted.

         All certificates evidencing shares of Series A Convertible Preferred Stock that are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been retired and cancelled and the shares of Series A Convertible Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series A Convertible Preferred Stock accordingly.

         9. NOTICES. In case at any time:

                  (a) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other pro rata distribution to the holders of its Common Stock;

                  (b) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex to non-U.S. residents, addressed to each holder of any shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (i) at least 10 days' prior to written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

         10. STOCK TO BE RESERVED. The Corporation, upon the effective date of this Statement of Designation, does not have a sufficient number of shares of Common Stock as shall be issuable upon the conversion of all outstanding shares of Series A Convertible Preferred Stock, upon exercise of all outstanding options and warrants, and in connection with future financings. The Corporation shall use its best efforts to effect an amendment to its Certificate of Incorporation, as amended, such that there will be a sufficient number of shares of Common Stock available for issuance upon conversion of all of the outstanding shares of Series A Convertible Preferred Stock, upon exercise of all outstanding options and warrants, and in connection with future financings. Thereafter, the Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series A Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Convertible Preferred. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued. The Corporation will take all such action as may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the conversion rights if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series A Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation, as amended,

         11. NO REISSUANCE OF SERIES A CONVERTIBLE PREFERRED STOCK. Shares of Series A Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

         12. ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of Series A Convertible Preferred Stock shall be made without charge to the holder thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Convertible Preferred Stock which is being converted.

         13. CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Series A Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series A Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         14. DEFINITION OF COMMON STOCK. As used in this Statement of Designation, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, $.0002 par value per share, as constituted on the date of filing of these terms of the Series A Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series A Convertible Preferred Stock shall include only shares designated as Common Stock and shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Subparagraph 7(d).

         15. AMENDMENTS. No provision of these terms of the Series A Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Convertible Preferred Stock.

         RESOLVED:   That the President and Secretary be, and hereby are,
                     authorized and directed to execute and file a Statement of Designation with the Delaware Secretary of State.

         IN WITNESS HEREOF, the said National Datacomputer, Inc. has caused its corporate seal to be hereunto affixed and this Statement of Designation to be signed by Norman Mackinnon, its President and Secretary, this 10th day of August, 1994.

                                    NATIONAL DATACOMPUTER, INC.


                                    By: /s/ Norman Mackinnon
                                        --------------------------
                                        Norman Mackinnon
                                        President


/s/ Norman Mackinnon
---------------------------
Norman Mackinnon
Secretary


[SEAL]

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 10/17/1994
944196961 - 2111518

                           CERTIFICATE OF AMENDMENT OF

                         CERTIFICATE OF INCORPORATION OF

                           NATIONAL DATACOMPUTER, INC.

         NATIONAL DATACOMPUTER; INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         That by unanimous written consent dated August 15, 1994, all of the directors of NATIONAL DATACOMPUTER, INC. and that at a Special Meeting of Stockholders held on October 14, 1994, a majority of the stockholders of NATIONAL DATACOMPUTER, INC. adopted the following resolution amending the Certificate of Incorporation of said Corporation:

RESOLVED:  That  Article 4 of the Certificate of Incorporation be, and hereby is deleted in its entirety and the following be, and hereby is, inserted in place thereof:

                                    "4. The total number of shares of all
                           classes which the Corporation shall have authority to issue is ten million My thousand (10,050,000), of which ten million (10,000,000) shares are to be Common Stock, of the par value of two cents ($.02) each, and fifty thousand (50,000) shares are to be Preferred Stock, of the par value of one-tenth of a cent ($.001) each, of which twenty (20) shares have been designated as Series A Convertible Preferred Stock, of the par value of one-tenth of a cent (5.001) amounting in the aggregate to Two Hundred Thousand Fifty and 00/100 Dollars ($200,050.00)."

         IN WITNESS WHEREOF, the said NATIONAL DATACOMPUTER, INC. has caused its corporate seal to be hereunto affixed and this Certificate of Amendment to be signed by its President and Secretary this 7th day of October, 1994.

                                    NATIONAL DATACOMPUTER, INC.


                                    By: /s/ Norman Mackinnon
                                        ---------------------------
                                        Norman Mackinnon
                                        President


/s/ Norman Mackinnon
-----------------------------
Norman Mackinnon
Secretary

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 11:15 AM 04/06/1995
                                                             950076623 - 2111518

                                   Certificate
                       for Renewal and Revival of Charter


         NATIONAL DATACOMPUTER, INC., a corporation organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

         1. The name of this corporation is NATIONAL DATACOMPUTER, INC.

         2. Its registered office in the State of Delaware is located at 1209 ORANGE STREET, City of WILMINGTON Zip Code 19801 County of NEW CASTLE the name and address of its registered agent is CORPRATION TRUST COMPANY, 1209 ORANGE STREET, WILMINGTON, DE 19901.

         3. The date of filing of the original Certificate of Incorporation in Delaware was DECEMBER 17, 1986.

         4. The date when restoration, renewal, and revival of the charter of this company is to commence is the 28th day of FEBRUARY,1995, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

         5. This corporation was duly organized and carried on the business authorized by its charter until the 1st day of MARCH A.D. 1995, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

         IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters, NORMAN MACKINNON, the last and acting President, and NORMAN MACKINNON, the last and acting Secretary of NATIONAL DATACOMPUTER, INC., have hereunto set their hands to this certificate this 5th day of April, 1995.

                                             /s/ Norman Mackinnon
                                             ------------------------------
                                             LAST AND ACTING PRESIDENT
                                    ATTEST:
                                             /s/ Norman Mackinnon
                                             ------------------------------
                                             LAST AND ACTING SECRETARY

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 12:15 PM 04/25/1996
                                                             960120142 - 2111518


                            STATEMENT OF DESIGNATION

                                       OF

                      SERIES B CONVERTIBLE PREFERRED STOCK

                           NATIONAL DATACOMPUTER, INC.


         NATIONAL DATACOMPUTER, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter the "Corporation"), DOES HEREBY CERTIFY:

         That by unanimous written consent, dated April 19, 1996, the directors of the Corporation adopted the following resolution setting forth the designations, powers, preferences and rights of its Series A Convertible Preferred Stock:

         RESOLVED: That the designations, powers, preferences and rights of the Series B Convertible Preferred Stock be, and hereby are, as set forth below:

         1. NUMBER OF SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK. Of the 50,000 shares of authorized and unissued Preferred Stock, $.001 par value per share ("Preferred Stock") of the Corporation, three thousand (3,000) shares shall be designated and known as "Series B Convertible Preferred Stock."

         2. VOTING.

                  (a) Each holder of outstanding shares of Series B Convertible Preferred Stock at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration shall be entitled to the number of votes equal to the number of whole shares of Common Stock, as hereinafter defined, into which the shares of Series B Convertible Preferred Stock held by such holder are convertible on the record date established for such meeting. Except as provided by law, by the provisions of Subparagraph 2(b) below, or by the provisions establishing any other series of Preferred Stock, holders of Series B Convertible Preferred Stock shall vote together with the holders of all other classes and series of securities of the Corporation as a single class.

                  (b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series B Convertible Preferred Stock so as to affect adversely the Series B Convertible Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Convertible Preferred Stock to be affected by amendment, alteration or repeal, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization or issuance of any series of Preferred Stock with preference or priority over the Series B Convertible Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the designated class of Series B Convertible Preferred Stock, and the authorization or issuance of any series of Preferred Stock on a parity with Series B Convertible Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series B Convertible Preferred Stock. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of all other classes or series of stock of the Corporation entitled to vote thereon, voting as a single class.

         3. DIVIDENDS.

                  (a) The holders of shares of Series B Convertible Preferred Stock shall be entitled to receive, before any cash dividend shall be declared and paid upon or set aside for the Common Stock in any fiscal year of the Corporation, only when, as and if declared by the Board of Directors of the Corporation out of the funds legally available for that purpose, dividends payable in cash or Common Stock in an amount per share for such fiscal year equal to the product of (i) the per share amount, if any, of the cash dividend declared, paid or set aside for the Common Stock during such fiscal year, multiplied by (ii) the number of whole shares of Common Stock into which each such share of Series B Convertible Preferred Stock is then convertible as determined by Paragraph 7 below.

                  (b) The Corporation shall not declare or pay any dividends or any other distributions of property or assets on shares of Common Stock, other than dividends payable solely in cash or Common Stock, without the prior written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock given in writing or by vote at a meeting, voting as a single class.

         4. ADDITIONAL PAYMENTS. In addition to any dividends for which holders of shares of Series B Convertible Preferred Stock shall be entitled to receive pursuant to Subparagraph 3(a) above, holders of shares of Series B Convertible Preferred Stock shall be entitled to receive interest equal to eight percent (8%) per annum of the stated value (the "Stated Value") of such Series B Convertible Preferred Stock. The Stated Value for all of the shares of Series B Convertible Preferred Stock as of the Original Issuance Date (defined below) is $3,000,000 (the "Original Aggregate Stated Value") and the Stated Value of each share of Series B Convertible Preferred Stock is $1,000. Such interest accrue from the Original Issuance Date, and shall be payable, in cash or Common Stock, on a quarterly basis, as described in Subparagraph 4(b) below, commencing with the Corporation's fiscal quarter ending June 30, 1996. In the event that the Corporation decides to make payment of such interest in Common Stock, the amount of shares of Common Stock to be issued to make such payment shall be that number of shares equal to (i) the amount of interest due and payable, divided by (ii) the Average Closing Price (defined in Subparagraph 7(a) below) of the Common Stock, as reported by the Nasdaq SmallCap Market or in the "Pink Sheets" during the ten trading days immediately preceding the date of delivery to the holders of the Series B Convertible Preferred Stock of the Common Stock as required by Subparagraph 4(h) as payment for the interest due hereunder.

                  (b) Interest hereunder shall accrue and be calculated and payable with respect to (i) those shares of Series B Convertible Preferred Stock that remain issued and outstanding at the end of each of the Corporation's fiscal quarters (ii) and any shares of Series B Convertible Preferred Stock that are converted during a fiscal quarter for which interest is calculated and paid. With respect to those shares of Series B Convertible Preferred Stock that remain issued and outstanding at the end a fiscal quarter, interest shall be calculated based on the Stated Value of such remaining issued and outstanding shares of Series B Convertible Preferred Stock as set forth in the Corporation's Annual Reports on Form 10-K(SB) or Quarterly Reports on Form 10-Q(SB) to be filed with the Securities and Exchange Commission ("SEC"). With respect to any shares of Series B Convertible Preferred Stock that are converted during a fiscal quarter, interest shall be calculated based on the Stated Value of such shares up to and including the Conversion Date (defined in Subparagraph 7(f)).

                  (c) Payment of interest due hereunder with respect to those shares of Series B Convertible Preferred Stock that remain issued and outstanding at the end of each of the Corporation's fiscal quarters shall be made within 15 business days after the filing with the SEC of the applicable report. Payment of interest due hereunder with respect to any shares of Series B Convertible Preferred Stock that are converted during a fiscal quarter shall be calculated and made within 30 days of the Conversion Date of such shares. Payment of interest upon such converted shares of Series B Convertible Preferred Stock shall be accompanied by the Company's calculation of the interest.

                  (d) With respect to the payment of interest due hereunder upon those shares of Series B Convertible Preferred Stock that remain issued and outstanding at the end of a fiscal quarter, the Corporation shall notify the holders of the Series B Convertible Preferred Stock in writing not less than 10 days prior to the end of such fiscal quarter of whether the Corporation shall pay the interest due hereunder in cash or Common Stock. With respect to the payment of interest due hereunder upon those shares of Series B Convertible Preferred Stock that are converted during a fiscal quarter, the Corporation shall notify the holders of the Series B Convertible Preferred Stock in Writing not less than 10 days after the Conversion Date whether the Corporation shall pay the interest due hereunder in cash or Common Stock.

         5. LIQUIDATION. In the event of a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation. the holders of shares of Series B Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to holders of its capital stock, before any payment or distribution shall be made to holders of Common Stock or any other class of stock ranking junior to Series B Convertible Preferred Stock, an amount per share equal to the Stated Value of such shares of Series B Convertible Preferred Stock plus all dividends which have accrued and are unpaid and therefore are in arrears. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series B Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series B Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series B Convertible

Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series B Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled. the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series B Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the liquidation payments and the place where said liquidation payments shall be payable, shall be given by mail, postage prepaid, or by telex to non-U.S. residents, not less than 10 days prior to the payment date stated therein, to the holders of record of Series B Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series B Convertible Preferred Stock.

         6. RESTRICTIONS. At any time when shares of Series B Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Corporation's Certificate of Incorporation, as amended, without the approval of the holders of at least a majority of the then outstanding shares of Series B Convertible Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series B Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation; or increase the authorized amount of the Series B Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series B Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winning up of the Corporation; or create or authorize any obligation or security convertible into shares of Series B Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Corporation's Certificate of Incorporation or by merger, consolidation or otherwise.

         7. OPTIONAL CONVERSION. The holders of shares of Series B Convertible Preferred Stock shall have the following conversion rights:

                  (a) Right to Convert; Conversion Price. Subject to the terms, conditions. and restrictions of this Paragraph 7, the holder of any share or shares of Series B Convertible Preferred Stock shall have the right to convert each such share of Series B Convertible Preferred Stock (except that upon any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series B Convertible Preferred Stock) into an amount of shares of Common Stock equal to the Stated Value of such share or shares of Series B Convertible Preferred Stock based upon (i) the average closing bid price of the Common Stock (the "Average Closing Price"), as reported by the Nasdaq SmallCap Market or in the so called "Pink Sheets," during the period of five trading days immediately preceding the date of conversion (the "Conversion Date"), after (ii) discounting the Average Closing Price by an amount equal to forty percent (40%) of the Average Closing Price to determine the conversion price (the "Conversion Price"). To illustrate, if the Average Closing Price on the Conversion Date is $2.00 and one-third (1/3) of the shares of Series B Convertible Preferred Stock are being converted, the Stated Value for which would be $1,000,000, then the Conversion Price shall be $1.20 per share of Common Stock ($2.00 x .60), whereupon the Stated Value of $1,000,000 of Series B Convertible Preferred Stock would entitle the holder thereof to convert one-third (1/3) of the shares of Series B Convertible Preferred Stock into 833,333 shares of Common Stock ($1,000,000 divided by $1.20 equals 833,333).

                  (b) In no event shall the Conversion Price exceed $1.50 or be less than, except as set forth below in Subparagraph 7(c), $1.00 (the "Minimum Conversion Price"). To illustrate, if the Average Closing Price equals or exceeds $2.50, then the Conversion Price shall be $1.50. If the Average Closing Price equals or is less than $1.67, then the Conversion Price shall be $1.00.

                  (c) Elimination of Minimum Conversion Price. In the event that at any time prior to March 31, 1999, the Corporation's Stockholders' Equity, as set forth in any of the Corporation's Annual Reports on Form 10-K(SB) or Quarterly Reports on Form 10-Q(SB) to be filed with SEC during such period, is less than $1,000,000, then the Minimum Conversion Price as applied to any future conversion into Common Stock of the Shares pursuant to Subparagraphs 7(a) and 7(b) shall be eliminated, and the Conversion Price shall be that price as determined in accordance with Subparagraph 7(a) without any minimum price in effect. In the event that the Minimum Conversion Price is eliminated pursuant to Subparagraph 7(c), then the Company shall not be required to issue the Bonus Warrants pursuant to Section 3.1 of that certain Regulation S Offshore Subscription Agreement by and between the Corporation and the holder(s) of the Series B Convertible Preferred Stock pursuant to which such shares were issued and the provisions of Section 3.1 of the Subscription Agreement with respect to the Bonus Warrants shall be null and void, and of no effect against the Corporation.

                  (d) Restrictions on Conversion. The holder of any share or shares of Series B Convertible Preferred Stock may not convert any of such shares for a period of at least forty-four (44) calendar days following the date upon which the Series B Convertible Preferred Stock was originally issued (the "Original Issuance Date"), and thereafter may convert such shares only on the dates and in the amounts as follows: commencing on the 45th calendar day following the Original Issuance Date and continuing up to and including the 74th calendar day following the Original Issuance Date, the holder may convert up to one-third (1/3) of the Series B Convertible Preferred Stock held by the holder on such date (i.e. - no more than $1,000,000 of the Stated Value of such shares of the Series B Convertible Preferred Stock); commencing on the 75th calendar day following the Original Issuance Date and continuing up to and including the 104th calendar day following the Original Issuance Date, the holder may convert up to two-thirds (2/3) of the Series B Convertible Preferred Stock held by the holder on such date (i.e. - no more than $2,000,000 of the Stated Value of such shares of Series B Convertible Preferred Stock); and commencing on the 105th calendar day following the Original Issuance Date and continuing thereafter, the holder may convert up to 100% of the Series B Convertible Preferred Stock held by the holder on such date (i.e. - the Original Aggregate Stated Value of all of the shares of Series B Convertible Preferred Stock.)

                  (e) Notice of Conversion. The right of conversion shall be exercised by the holder thereof by giving written notice (the "Conversion Notice") to the Corporation that the holder elects to convert a specified number of shares of Series B Convertible Preferred Stock representing a specified Stated Value thereof into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series B Convertible Preferred Stock) at any time during its usual business hours on the date set forth in the Conversion Notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. The Conversion Notice shall include therein the Stated Value of shares of Series B Convertible Preferred Stock to be converted, and a calculation (i) of the Average Closing Price, (ii) the Conversion Price, and (iii) the number of shares of Common Stock to be issued in connection with such conversion. The Corporation shall have the right to review the calculations included in the Conversion Notice, and shall provide notice of any discrepancy or dispute therewith within three business days of the receipt thereof.

                  (f) Issuance of Certificates; Time Conversion Effected. Promptly, but in no event more than ten business days, after the receipt of the Conversion Notice referred to in Subparagraph 7(e) and surrender of the certificate or certificates for the share or shares of Series B Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock into which such shares of Series B Convertible Preferred Stock are converted. To the extent permitted by law, such conversion shall be deemed to have been effected as of the close of business on the date (the "Conversion Date") on which such Conversion Notice shall have been received by the Corporation and the certificate and certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series B Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  (g) Fractional Shares: Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series B Convertible Preferred Stock into Common Stock. In case the number of shares of Series B Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to Subparagraph 7(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

                  (h) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series B Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series B Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion rights) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  (i) Adjustments for Splits, Combinations, etc. The Conversion Price and the number of shares of Common Stock into which the Series B Convertible Preferred Stock shall be convertible shall be adjusted appropriately for stock splits, combinations, or other similar events (other than employee benefit plans and stock option plans for employees or consultants to the Company). Additionally, an adjustment will be made in the case of an exchange of Common Stock, consolidation or merger of the Company with or into another corporation or sale of all or substantially all of the assets of the Company in order to enable the holder of Series B Convertible Preferred Stock to acquire the kind and the number of shares of stock or other securities or property receivable in such event by a holder of the Series B Convertible Preferred Stock of the number of shares that might otherwise have been purchased upon the conversion of the Series B Convertible Preferred Stock. No adjustment to the Conversion Price will be made for dividends (other than stock dividends), if any, paid on the Common Stock or for securities issued pursuant to exercise of the currently outstanding options, warrants, or options that may be granted or shares issued in connection with the acquisition of another business by the Company.

         8. MANDATORY CONVERSION.

                  (a) Mandatory Conversion Date. If at March 31, 1999 (the "Mandatory Conversion Date"), there remains issued and outstanding any shares of Series B Convertible Preferred Stock, then the Corporation shall be entitled to require all (but not less than all) holders of shares of Series B Convertible Preferred Stock then outstanding to convert their shares of Series B Convertible Preferred Stock into shares of Common Stock at the then effective Conversion Price pursuant to Subparagraph 7(a). The Corporation shall provide written notice (the "Mandatory Conversion Notice") to the holders of shares of Series B Convertible Preferred Stock of such mandatory conversion. The Mandatory Conversion Notice shall include (i) the Stated Value of the shares of Series B Convertible Preferred Stock to be converted, (ii) the Conversion Price at March 31, 1999, and (iii) the number of shares of the Corporation's Common Stock to be issued upon such mandatory conversion at the then applicable Conversion Price. No Minimum Conversion Price shall be applicable to mandatory conversion of the Series B Convertible Preferred Stock pursuant to this Paragraph 8.

                  (b) Surrender of Certificates. On or before the Mandatory Conversion Date, each holder of shares of Series B Convertible Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such Mandatory Conversion Notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled. On the Mandatory Conversion Rate, all rights with respect to the Series B Convertible Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate. All certificates evidencing shares of Series B Convertible Preferred Stock that are required to be surrendered for conversion in accordance with the provisions hereof, from and after the Mandatory Conversion Date, shall be deemed to have been retired and cancelled and the shares of Series B Convertible Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series B Convertible Preferred Stock accordingly.

         9. REDEMPTION OF SERIES B CONVERTIBLE PREFERRED STOCK.

                  (a) Right to Redeem Series B Convertible Preferred Stock. At any time, and from time to time, on and after the expiration of the restrictions of conversion contained in Subparagraph 7(d), if the closing bid price of the Company's Common Stock as reported by the Nasdaq SmallCap Market or in the "Pink Sheets" equals or exceeds $5.00 for 20 consecutive trading days, then the Corporation may, in its sole discretion, but shall not be obligated to, redeem, in whole or in part, the then issued and outstanding shares of Series B Convertible Preferred Stock, at a price of $1,000 per share of such Series B Convertible Preferred Stock (the "Redemption Price"), subject to adjustment as provided in Paragraph 7.

                  (b) Notice of Redemption. The Corporation shall provide each holder of record of the Series B Convertible Preferred Stock with written notice of redemption (the "Redemption Notice") not less than 30 days prior to any date stipulated by the Corporation for the redemption of the Series B Convertible Preferred Stock (the "Redemption Date"). The Redemption Notice shall contain (i) the Redemption Date, (ii) the number of shares of Series B Convertible Preferred Stock to be redeemed from the holder to whom the Redemption Notice is delivered,
(iii) instructions for surrender to the Corporation of the certificate or certificates representing the shares of Series B Convertible Preferred Stock to be redeemed, and (iv) instructions as to how to specify to the Corporation the number of shares of Series B Convertible Preferred Stock to be redeemed as provided in this Paragraph 9, and the number of shares of Series B Convertible Preferred Stock to be converted into Common Stock pursuant to Paragraph 7.

                  (c) Right to Convert Series B Convertible Preferred Stock upon Receipt of Redemption Notice. Upon receipt of the Redemption Notice, the recipient thereof shall have the option, at is sole election, to specify what portion of the Series B Convertible Preferred Stock called for redemption in the Redemption Notice shall be redeemed as provided in this Paragraph 8 or converted into Common Stock in the manner provided in Paragraph 7. If the holder of the Series B Convertible Preferred Stock called for redemption elects to convert such shares, then such conversion shall take place on the Redemption Date, in accordance with the terms of Paragraph 7.

                  (d) Surrender of Certificates; Payment of Redemption Price. On or before the Redemption Date, each holder of the shares of Series B Convertible Preferred Stock to be redeemed shall surrender the required certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and upon the Redemption Date, the Redemption Price for such shares shall be paid by the Corporation via check to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each such surrendered certificate shall be canceled and retired. If a certificate is surrendered and all the shares evidenced thereby are not being redeemed, the Corporation shall issue new certificates to be registered in the names of the person(s) whose name(s) appear(s) as the owners on the respective surrendered certificates and deliver such certificate to such person(s).

                  (e) Deposit of Redemption Price. On the Redemption Date in respect to any shares of Series B Convertible Preferred Stock, or prior thereto, the Corporation shall deposit with any bank or trust company (the "Depository") having a capital and surplus of at least $50,000,000, a sum equal to (i) the aggregate Redemption Price of all such shares called for redemption, less (ii) the aggregate Redemption Price for those shares of Series B Convertible Preferred Stock in respect of which the Corporation has received notice from the holder thereof of its election, pursuant to Subparagraph 8(c), to convert shares of Series B Convertible Preferred Stock into Common Stock. The Corporation shall provide instructions and authority to a Depository to pay, on or after the Redemption Date, the Redemption Price to the respective holders upon the surrender of their share certificates. The deposit of the Redemption Price by the Corporation with the Depository, shall constitute full payment for the shares of Series B Convertible Preferred Stock to be redeemed, and from and after that date of the deposit, the redeemed shares shall be deemed to be no longer issued and outstanding, and the holders thereof shall cease to be holders with respect to such shares and shall have no rights with respect thereto, except the right to receive from the Depository payment of the Redemption Price, without interest, upon surrender of their certificates therefor. Any funds so deposited and unclaimed at the end of one year from the Redemption Date shall be released and delivered to the Corporation, after which the former holders of shares of Series B Convertible Preferred Stock called for redemption shall be entitled to receive payment of the Redemption Price in respect of their shares only from the Corporation.

         10. NOTICES. In cast at any time:

                  (a) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other pro rata distribution to the holders of its Common Stock; or

                  (b) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights; or

                  (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex to non-U.S. residents, addressed to each holder of any shares of Series B Convertible Preferred Stock at the address of such holder as shown on the books of the

Corporation, (i) at least 10 days' prior to written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale. dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

         11. STOCK TO BE RESERVED. The Corporation, upon the effective date of this Statement of Designation, has a sufficient number of shares of Common Stock available to reserve for issuance upon the conversion of all outstanding shares of Series B Convertible Preferred Stock, assuming that the Minimum Conversion Price remains in effect. (The Corporation, under such circumstances would require to issue a maximum of 3,000,000 shares of Common Stock upon conversion of all of the outstanding shares of Series 13 Convertible Preferred Stock if all of such shares were converted at the Minimum Conversion Price). The Corporation shall use its best efforts to effect an amendment to its Certificate of Incorporation, as. amended. such that there will be a sufficient number of shares of Common Stock available for issuance upon conversion of all of the outstanding shares of Series 13 Convertible Preferred Stock if the Minimum Conversion Price is eliminated pursuant to Subparagraph 7(c) above. Thereafter, the Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series B Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Convertible Preferred. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued. The Corporation will take all such action as may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the conversion rights if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series B Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation, as amended.

         12. NO REISSUANCE OF SERIES B CONVERTIBLE PREFERRED STOCK. Shares of Series B Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

         13. ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of Series B Convertible Preferred Stock shall be made without charge to the holder thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Convertible Preferred Stock which is being converted.

         14. CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Series B Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series B Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series B Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         15. DEFINITION OF COMMON STOCK. As used in this Statement of Designation, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, $.02 par value per share, as constituted on the date of filing of these terms of the Series B Convertible Preferred Stock, and shall also include any capital stock of any class of title Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series B Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument. or in case of any reorganization, reclassification, or stock split of the outstanding shares thereof, the stock, securities or assets provided for in Subparagraph 7(h).

         16. AMENDMENTS. No provision of these terms of the Series B Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Convertible Preferred Stock.

         RESOLVED: That the President and Secretary be, and hereby are, authorized and directed to execute and file a Statement of Designation with the Delaware Secretary of State.

         IN WITNESS HEREOF, the said National Datacomputer, Inc. has caused its corporate seal to be hereunto affixed and this Statement of Designation to be signed by Norman Mackinnon, its President and Secretary, this 19th day of April, 1996.

                                    NATIONAL DATACOMPUTER, INC.


                                    By: /s/ Norman Mackinnon
                                        --------------------------
                                        Norman Mackinnon
                                        President


/s/ Norman Mackinnon
---------------------------
Norman Mackinnon
Secretary


[SEAL]

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 01:00 PM 06/27/1996
                                                             960189910 - 2111518


                             CERTIFICATE OF INCREASE

                                       OF

                                SHARES DESIGNATED

                                       AS

                      SERIES B CONVERTIBLE PREFERRED STOCK


         NATIONAL DATACOMPUTER, INC. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         That the Certificate of Incorporation of said corporation was filed in the office of the Secretary of State of Delaware on December 17, 1986, a Certificate of Amendment was filed on April 15, 1987, a Certificate of Amendment was filed on October 17, 1994 and a Certificate of the Designations, Preferences and Rights of Series B Convertible Preferred Stock was filed in said office of the Secretary of State on April 25, 1996.

         That by unanimous written consent dated June 25, 1996, all of the directors and all of the Series B shareholders of the Corporation adopted a resolution authorizing and directing an increase in the number of shares designated as Series B Convertible Preferred Stock from three thousand (3,000) shares to four thousand two hundred (4,200) shares, in accordance with the provisions of section 151 of The General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the said NATIONAL DATACOMPUTER, INC. has caused this consent to be executed by its President this 26th day of June, 1996.


                                    /s/ Malcolm M. Bibby
                                    -------------------------------
                                    Malcolm M. Bibby, Ph.D., President

                           CERTIFICATE OF AMENDMENT OF

                         CERTIFICATE OF INCORPORATION OF

                           NATIONAL DATACOMPUTER, INC.


         NATIONAL DATACOMPUTER, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

         FIRST: That at a meeting on July 25, 1996, all of the directors and at a meeting on October 4, 1996, a majority of the stockholders of NATIONAL DATACOMPUTER, INC., adopted the following resolution amending the Certificate of Incorporation of said Corporation.

                  RESOLVED:         That the first paragraph of Article FOURTH
                                    of the Company's Certificate of
                                    Incorporation be, and hereby is, deleted in its entirety and the following be, and hereby is, inserted in place thereof:

                                            "FOURTH: The total number of shares
                                    of all classes of stock which the
                                    Corporation shall have authority to issue is twenty million fifty thousand (20,050,000), of which twenty million (20,000,000) shares are to be Common Stock, of the par value of two cents ($.02) each, and fifty thousand (50,000) shares are to be Preferred Stock, of the par value of one tenth of one cent ($.001) each, of which twenty (20) shares have been designated as Series A Convertible Preferred Stock, of the par value of one tenth of one cent ($.001) each, and four thousand two hundred (4,200) shares have been designated as Series B Convertible Preferred Stock, of the par value of one tenth of one cent ($.001) each, amounting in the aggregate to Four Hundred Thousand Fifty and 00/100 Dollars ($400,050.00)."

         SECOND: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the said NATIONAL DATACOMPUTER, INC. has caused its corporate seal to be hereunto affixed and this Certificate of Amendment to be signed by its President and Secretary this 13th day of December, 1996.


                                    NATIONAL DATACOMPUTER, INC.


                                    /s/ Malcolm M. Bibby
                                    ------------------------------------------
                                    Malcolm M. Bibby, Ph.D., President


/s/ Malcolm M. Bibby
Malcolm M. Bibby, Ph.D., Secretary

                           CERTIFICATE OF AMENDMENT OF

                         CERTIFICATE OF INCORPORATION OF

                          NATIONAL DATA COMPUTER, INC.


         NATIONAL DATACOMPUTER, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

         FIRST: That at the Special Meeting in Lieu of Annual Meeting of Stockholders held on October 4, 1996, a majority of the stockholders of NATIONAL DATACOMPUTER, INC. adopted the following resolution to authorize the amendment of the Certificate of Incorporation of said Corporation.

                  RESOLVED:         That the Board of Directors be, and hereby
                                    is, authorized to execute, at its
                                    discretion, an amendment to the Company's
                                    Certificate of Incorporation to effect a reverse stock split in the issued and outstanding shares of the Company's Common
                                    Stock.

         SECOND: That by unanimous written consent dated December 12, 1996, all of the directors of NATIONAL DATACOMPUTER, INC. adopted the following resolution to amend the Certificate of Incorporation of said Corporation.

                  RESOLVED:         That the first paragraph of Article FOURTH
                                    of the Company's Certificate of
                                    Incorporation be, and hereby is, deleted in its entirety and the following be, and hereby is, inserted in place thereof:

                                    "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is five million fifty thousand (5,050,000), of which five million (5,000,000) shares are to be Common Stock, of the par value of eight cents ($.08) each, and fifty thousand (50,000) shares are to be Preferred Stock, of the par value of one tenth of one cent ($.001) each, of which twenty (20) shares have been designated as Series A Convertible Preferred Stock, orate par value of one tenth of one cent ($.001) each, and four thousand two hundred (4,200) shares have been designated as Series B Convertible Preferred Stock, of the par value of one tenth of one cent ($.001) each, amounting in the aggregate to Four Hundred
                                    Thousand Fifty and 00/100 Dollars
                                    ($400,050.00)."

                  FURTHER
                  RESOLVED:         That at the effective time of this
                                    amendment, every four (4) shares of Common
                                    Stock of the Corporation, $.02 par value per share, outstanding immediately prior to the effective time of this amendment shall be converted into one (1) share of Common Stock of the Corporation, $.08 par value per share. No fractional shares of Common Stock or script certificates shall be issued by reason of such reverse stock split, but upon surrender of certificates for such Common
                                    Stock by the holders entitled to such
                                    fractional share interests, the Corporation shall issue to such holders that number of Shares of Common Stock, $.08 par value per share, to which such holders are entitled, rounded to the next highest whole number of shares to avoid fractional shares. This amendment and the reverse stock split effected hereby shall be effective on the date that such amendment is filed with the Secretary of State of the State of Delaware.


                      [THIS SPACE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the said NATIONAL DATACOMPUTER, INC. has caused its corporate seal to be hereunto affixed and this Certificate of Amendment to be signed by its President and Secretary this 13th day of December, 1996.


                                    NATIONAL DATACOMPUTER, INC.


                                    /s/ Malcolm M. Bibby
                                    -----------------------------------
                                    Malcolm M. Bibby, Ph.D., President


/s/ Malcolm M. Bibby
Malcolm M. Bibby, Ph.D., Secretary


[SEAL]

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 10:30 AM 03/03/1997
                                                             971068752 - 2111518


                            STATEMENT OF DESIGNATION

                                       OF

                      SERIES C CONVERTIBLE PREFERRED STOCK

                           NATIONAL DATACOMPUTER, INC.


         NATIONAL DATACOMPUTER, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter the "Corporation"), DOES HEREBY CERTIFY:

         That by unanimous written consent, dated January 23, 1997, the directors of the Corporation adopted the following resolution setting forth the designations, powers, preferences and rights of its Series C Convertible Preferred Stock:

         RESOLVED:         That the designations, powers, preferences and rights
                           of the Series C Convertible Preferred Stock be, and hereby are, as set forth below:

         1. NUMBER OF SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK. Of the 50,000 shares of authorized and unissued Preferred Stock, $.001 par value per share ("Preferred Stock") of the Corporation, nine hundred (900) shares shall be designated and known as "Series C Convertible Preferred Stock."

         2. VOTING.

                  (a) Each holder of outstanding shares of Series C Convertible Preferred Stock at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration shall be entitled to the number of votes equal to the number of whole shares of Common Stock, as hereinafter defined, into which the shares of Series C Convertible Preferred Stock held by such holder are correctable on the record date established for such meeting. Except as provided by law, by the provisions of Subparagraph 2(b) below, or by the provisions establishing any other series of Preferred Stock, holders of Series C Convertible Preferred Stock shall vote together with the holders of all other classes and series of securities of the Corporation as a single class.

                  (b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series C Convertible Preferred Stock so as to affect adversely the Series C Convertible Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series C Convertible Preferred Stock to be affected by amendment, alteration or repeal, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization or issuance of any series of Preferred Stock with preference or priority over the Series C Convertible Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the designated class of Series C Convertible Preferred Stock, and the authorization or issuance of any series of Preferred Stock on a parity with Series C Convertible Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series C Convertible Preferred Stock. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative von of the holders of a majority of the then outstanding shares of all other classes or series of stock of the Corporation entitled to vote thereon, voting as a single class.

         3. DIVIDENDS.

                  (a) The holders of Shares of Series C Convertible Preferred Stock shall be entitled to receive, before any cash dividend shall be declared and paid upon or set aside for the Common Stock in any fiscal year of the Corporation, only when, as and if declared by the Board of Directors of the Corporation out of the funds legally available for that purpose, dividends payable in cash or Common Stock in an amount per share for such fiscal year equal to the product of (i) the per share amount, if any, of the cash dividend declared, paid or set aside for the Common Stock during such fiscal year, multiplied by (ii) the number of whole shares of Common Stock into which each such share of Series C Convertible Preferred Stock is then convertible as determined by Paragraph 7 below.

                  (b) The Corporation shall not declare or pay any dividends or any (OCT distributions of property or assets on shares or Common Stock, other than dividends payable solely in cash or Common Stock, without the prior written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series C Preferred Stock given in writing or by vote at a meeting, voting as a single class.

         4. ADDITIONAL PAYMENTS.

                  (a) In addition to any dividends for which holders of shares of Series C Convertible Preferred Stock shall be entitled to receive pursuant to Subparagraph 3(a) above, holders of shares of Series C Convertible Preferred Stock shall be entitled to receive interest equal to six percent (6%) per annum of the stated value (the "Stated Value") of such Series C Convertible Preferred Stock. The Stated Value for all of the shares of Series C Convertible Preferred Stock as of the Original Issuance Date (defined below) is $900,000 (the "Original Aggregate Stated Value") and the Stated Value of each share of Series C Convertible Preferred Stock is $1,000. Such interest accrue from the Original Issuance Late, and shall be payable, in cash or Common Stock, on a quarterly basis, as described in Subparagraph 4(b) below, commencing with the Corporation's fiscal quarter ending March 31, 1997. In the event that the Corporation decides to make payment of such interest in Common Stock, the amount of shares of Common Stock to be issued to make such payment shall be that number of shares equal to (i) the amount of interest due and payable, divided by (ii) the Average Closing Price (defined in Subparagraph 7(a) below) of the Common Stock, as reported by the Nasdaq SmallCap Market or in the "Pink Sheets" during the ten trading days immediately preceding the date of delivery to the holders of the Series C Convertible Preferred Stock of the Common Stock as required by Subparagraph 4(b) as payment for the interest due hereunder.

                  (b) Interest hereunder shall accrue and be calculated and payable with respect to (i) those shares of Series C Convertible Preferred Stock that remain issued and outstanding at the end of each of the Corporation's fiscal quarters (ii) and any shares of Series C Convertible Preferred Stock that are converted during a fiscal quarter for which interest is calculated and paid. With respect to those shares of Series C Convertible Preferred Stock that remain issued and outstanding at the end a fiscal quarter, interest shall be calculated based on the Stated Value of such remaining issued and outstanding shares of Series C Convertible Preferred Stock as set forth in the Corporation's Annual Reports on Form 10-K(SB) or Quarterly Reports on Form 10-Q(SB) to be filed with the Securities and Exchange Commission ("SEC"). With respect to any shares of Series C Convertible Preferred Stock that are converted during a fiscal quarter, interest shall be calculated based on the Stated Value of such shares up to and including the Conversion Date (defined in Subparagraph 7(f)).

                  (c) Payment of interest due hereunder with respect to those shares of Series C Convertible Preferred Stock that remain issued and outstanding at the end of each of the Corporation's fiscal quarters shall be made within 15 business days after the filing with the SEC of the applicable report. Payment of interest due hereunder with respect to any shares of Series C Convertible Preferred Stock that arc converted during a fiscal quarter shall be calculated and made within 30 days of the Conversion Date of such shares. Payment of interest upon such converted shares of Series C Convertible Preferred Stock shall be accompanied by the Company's calculation of the interest.

                  (d) With respect to the payment of interest due hereunder upon those shares of Series C Convertible Preferred Stock that remain issued and outstanding at the end of a fiscal quarter, the Corporation shall notify the holders of the Series C Convertible Preferred Stock in writing not less than 10 days prior to the end of such fiscal quarter of whether the Corporation shall pay the interest due hereunder in cash or Common Stock. With respect to the payment of interest due hereunder upon those shares of Series C Convertible Preferred Stock that are converted during a fiscal quarter, the Corporation shall notify the holders of the Series C Convertible Preferred Stock in writing not less than 10 days after the Conversion Date whether the Corporation shall pay the interest due hereunder in cash or Common Stock.

         5. LIQUIDATION. In the event of a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the holders of shares of Series C Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to holders of its capital stock, before any payment or distribution shall be made to holders of Common Stock or any other class of stock ranking junior to Series C Convertible Preferred Stock, an amount per share equal to the Stated Value of such shares of Series C Convertible Preferred Stock plus all dividends which have accrued and are unpaid and therefore are in arrears. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series C Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series C Convertible Preferred Stock of the amount distributable is aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series C Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series C Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series C Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the liquidation payments and the place where said liquidation payments shall be payable, shall be given by mail, postage prepaid, or by telex to non-US residents, not less than 10 days prior to the payment date stated therein, to the holders of record of Series C Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series C Convertible Preferred Stock.

         6. RESTRICTIONS. At any time when shares of Series C Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of' the Corporation is required by law or by the Corporation's Certificate of Incorporation, as amended, without the approval of the holders of at least a majority of the then outstanding shares of Series C Convertible Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not create or authorize the creation of any additional class or series of' shares or stock unless the same ranks junior to the Series C Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation; or increase the authorized amount of the Series C Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the. Series C Convertible Preferred Stock as to the distribution of assets cm the liquidation, dissolution or winding up of the Corporation; or create or authorize any obligation or security convertible into shares of Series C Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Corporation's Certificate of Incorporation or by merger, consolidation or otherwise.

         7. OPTIONAL CONVERSION. The holders of shares of Series C Convertible Preferred Stock shall have the following conversion rights:

                  (a) Right to Convert; Conversion Price. Subject to the terms, conditions, and restrictions of this Paragraph 7, the holder of any share or shares of Series C Convertible Preferred Stock shall have the right to convert each such share of Series C Convertible Preferred Stuck (except that upon any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series C Convertible Preferred Stock) into an amount of shares of Common Stock equal to the Stated Value of such share or shares of Series C Convertible Preferred Stock divided by $3.20.

                  (b) Restrictions on Conversion. The holder of any share or shares of Series C Convertible Preferred Stock may not convert any of such shares for a period of at least three hundred sixty-five (365) days following the date upon which the Series C Convertible Preferred Stock was originally issued (the "Original Issuance Date").

                  (c) Notice of Conversion. The right of conversion shall be exercised by the holder thereof by giving written notice (the "Conversion Notice") to the Corporation that the holder elects to convert a specified number of shares of Series C Convertible Preferred Stock representing a specified Stated Value thereof into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series C Convertible Preferred Stock) at any time during its usual business hours on the date set forth in the Conversion Notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. The Conversion Notice shall include therein the Stated Value of shares of Series C Convertible Preferred Stock to be converted, and the number of shares of Common Stock to be issued in connection with such conversion. The Corporation shall have the right to review the calculations included in the Conversion Notice, and shall provide notice of any discrepancy or dispute therewith within three business days of the receipt thereof:

                  (d) Issuance of Certificates; Time Conversion Effected. Promptly, but in no event more than ten business days, after the receipt of the Conversion Notice referred to in Subparagraph 7(e) and surrender of the certificate or certificates for the share or shares of Series C Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock into which such shares of Series C Convertible Preferred Stock are converted. To the extent permitted by law, such conversion shall be deemed to have been effected as of the close of business on the date (the "Conversion Date") on which such Conversion Notice shall have been received by the Corporation and the certificate and certificates for such share or shares shall. have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series C Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  (e) Fractional Share; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series C Convertible Preferred Stock into Common Stock. In case the number of shares of Series C Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to Subparagraph 7(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series C Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

                  (f) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series C Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of-such share or shares of Series C Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion rights) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  (g) Adjustments for Splits, Combinations, etc. The Conversion Price and the number of shares of Common Stock into which the Series C Convertible Preferred Stuck shall be convertible shall be adjusted appropriately for stock splits, combinations, or other similar events (other than employee benefit plans and stock option plans for employees or consultants to the Company). Additionally, an adjustment will be made in the case of an exchange of Common Stock, consolidation or merger of the Company with or into another corporation or sale of all or substantially all of the assets or the Company in order to enable the holder of Series C Convertible Preferred Stock to acquire the kind and the number of shares of stock or other securities or property receivable in such event by a holder of the Series C Convertible Preferred Stock of the number of shares that might otherwise have been purchased upon the conversion of the Series C Convertible Preferred Stock. No adjustment to the Conversion Price will be made for dividends (other than stock dividends), if any, paid on the Common Stock or for securities issued pursuant to exercise of the currently outstanding options, warrants, or options that may be granted or shares issued in connection with the acquisition of another business by the Company.

         8. MANDATORY CONVERSION.

                  (a) Mandatory Conversion Date. If at January 24, 2000 (the "Mandatory Conversion Date"), there remains issued and outstanding any shares of Series C Convertible Preferred Stock, then the Corporation shall be entitled to require all (but not less than all) holders of shares of Series C Convertible Preferred Stock then outstanding to convert their shares of Series C Convertible Preferred Stock into shares of Common Stock pursuant to Subparagraph 7(a). The Corporation shall provide written notice (the "Mandatory Conversion Notice") to the holders of shares of Series C Convertible Preferred Stock of such mandatory conversion. The Mandatory Conversion Notice shall include the Stated Value of the shares of Series C Convertible Preferred Stock to be converted, and the number of shares of the Corporation's Common Stock to be issued upon such mandatory conversion.

                  (b) Surrender of Certificates. On or before the Mandatory Conversion Date, each holder of shares of Series C Convertible Preferred Stock shall surrender his, her or its certificate or certificates for all such shares to the Corporation at the place designated in such Mandatory Conversion Notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled. On the Mandatory Conversion Rate, all rights with respect to the Series C Convertible Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate. All certificates evidencing shares of Series C Convertible Preferred Stock that are requited to be surrendered for conversion in accordance with the provisions hereof, from and after the Mandatory Conversion Date, shall be deemed to have been retired and cancelled and the shares of Series C Convertible Preferred Stuck represented thereby converted into Common Stuck for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series C Convertible Preferred Stock accordingly.

         9. REDEMPTION OF SERIES C CONVERTIBLE PREFERRED STOCK.

                  (a) Right to Redeem Series C Convertible Preferred Stock. At any time, and from time to time, on and after the expiration of the restrictions of conversion contained in Subparagraph 7(b), if the closing bid price of the Company's Common Stock as reported by the Nasdaq SmallCap Market or in the "Pink Sheets" equals or exceeds $20.00 for 20 consecutive trading days, then the Corporation may, in its sole discretion, but shall not be obligated to, redeem, in whole or in part, the then issued and outstanding shares of Series C Convertible Preferred Stock, at a price of $1,000 per share of such Series C Convertible Preferred Stock (the "Redemption Price"), subject to adjustment as provided in Paragraph 7.

                  (b) Notice of Redemption. The Corporation shall provide each holder of record of the Series C Convertible Preferred Stock with written notice of redemption (the "Redemption Notice") not less than 30 days prior to any date stipulated by the Corporation for the redemption of the Series C Convertible Preferred Stock (the "Redemption Date"). The Redemption Notice shall contain (i) the Redemption Date, (ii) the number of shares of Series C Convertible Preferred Stock to be redeemed from the holder to whom the Redemption Notice is delivered,
(iii) instructions for surrender to the Corporation of the certificate or certificates representing the shares of Series C Convertible Preferred Stock to be redeemed, and (iv) instructions as to how to specify to the Corporation the number of shares of Series C Convertible Preferred Stock to be redeemed as provided in this Paragraph 9, and the number of shares of Series C Convertible Preferred Stock to be converted into Common Stock pursuant to Paragraph 7.

                  (c) Right to Convert Series C Convertible Preferred Stock upon Receipt of Redemption Notice. Upon receipt of the Redemption Notice, the recipient thereof shall have the option, at is sole election, to specify what portion of the Series C Convertible Preferred Stock called for redemption in the Redemption Notice shall be redeemed as provided in this Paragraph 8 or converted into Common Stock in the manner provided in Paragraph 7. If the holder of the Series C Convertible Preferred Stock called for redemption elects to convert such shares, then such conversion shall take place on the Redemption Date, in accordance with the terms of Paragraph 7.

                  (d) Surrender of Certificates; Payment of Redemption Price. On or before the Redemption Date, each holder of the shares of Series C Convertible Preferred Stock to be redeemed shall surrender the required certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and upon, the Redemption Date, the Redemption Price for such shares shall be paid by the Corporation via check to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each such surrendered certificate shall be canceled and retired. If a certificate is surrendered and all the shares evidenced thereby arc not being redeemed, the Corporation shall issue new certificates to be registered in the names of the person(s) whose name(s) appear(s) as the owners on the respective surrendered certificates and deliver such certificate to such person(s).

                  (e) Deposit of Redemption Price. On the Redemption Date in respect to any shares of Series C Convertible Preferred Stock, or prior thereto. the Corporation shall deposit with any bank or trust company (the "Depository") having a capital and surplus of at least $50,000,000, a sum equal to (i) the aggregate Redemption Price of all such shares called for redemption, less (ii) the aggregate Redemption Price for those shares of Series C Convertible Preferred Stock in respect of which the Corporation has received notice from the holder thereof of its election, pursuant to Subparagraph 8(c), to convert shares of Series C Convertible Preferred Stock into Common Stock. The Corporation shall provide instructions and authority to the Depository to pay, on or after the Redemption Date, the Redemption Price to the respective holders upon the surrender of their share certificates. The deposit of the Redemption Price by the Corporation with the Depository shall constitute full payment for the shares of Series C Convertible Preferred Stock to be redeemed, and from and alter that date of the deposit, the redeemed shares shall be deemed to be no longer issued and outstanding, and the holders thereof shall cease to be holders with respect to such shares and shall have no rights with respect thereto, except the right to receive from the Depository payment of the Redemption Price, without interest, upon surrender of their certificates therefore. Any funds so deposited and unclaimed at the end of one year from the Redemption Date shall be released and delivered to the Corporation, after which the former holders of shares of Series C Convertible Preferred Stock called for redemption shall be entitled to receive payment of the Redemption Price in respect of their shares only from the Corporation.

         10. NOTICES. In case at any time:

                  (a) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other pro rata distribution to the holders of its Common Stock; or

                  (b) the Corporation shall offer fir subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights; or

                  (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities: or

                  (d) there shall be a voluntary or involuntary dissolution., liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex to non U.S. residents, addressed to each holder of any shares of Series C Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (i) at least 10 days' prior to written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

         11. STOCK TO BE RESERVED. The Corporation, upon the effective date of this Statement of Designation, has a sufficient number of shares of Common Stock available to reserve for issuance upon the conversion of all outstanding shares of Series C Convertible Preferred Stock. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series C Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series C Convertible Preferred. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued. The Corporation will take all such action as may be so issued without violation of any applicable law or regulation or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the conversion rights if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series C Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation, as amended.

         12. NO REISSUANCE OF SERIES C CONVERTIBLE PREFERRED STOCK. Shares of Series C Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

         13. ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of Series C Convertible Preferred Stock shall be made without charge to the holder thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series C Convertible Preferred Stock which is being converted.

         14. CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Series C Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series C Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series C Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         15. DEFINITION OF COMMON STOCK. As used in this Statement of Designation, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, S.08 par value per share, as constituted on the date of filing of these terms of the Series C Convertible Preferred Stock, and shall also include any capital stock of any class of the

Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series C Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of tiling of this instrument, or in case of any reorganization, reclassification, or stock split of the outstanding shares thereof, the stock, securities or assets provided for in. Subparagraph 7(f).

         16. AMENDMENTS. No provision of these terms of the Series C Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series C Convertible Preferred Stock.

         RESOLVED:         That the President and Secretary be, and hereby arc,
                           authorized and directed to execute and file a Statement of Designation, with the Delaware Secretary of State.

         IN WITNESS HEREOF, the said National Datacomputer, Inc. has caused its corporate seal to be hereunto affixed and this Statement of Designation to be signed by Malcolm M. Bibby, its President and Secretary, this 24th day of January, 1997.


                                    NATIONAL DATACOMPUTER, INC.


                                    /s/ Malcolm M. Bibby
                                    ----------------------------
                                    Malcolm M. Bibby, Ph.D.
                                    President


/s/ Malcolm M. Bibby
-----------------------------
Malcolm M. Bibby, Ph.D.
Secretary


[SEAL]

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 10:31 AM 03/03/1997
                                                             971068757 - 2111518


                            STATEMENT OF DESIGNATION

                                       OF

                      SERIES D CONVERTIBLE PREFERRED STOCK

                           NATIONAL DATACOMPUTER, INC.


         NATIONAL DATACOMPUTER, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter the "Corporation"), DOES HEREBY CERTIFY:

         That by unanimous written consent, dated February 25, 1997, the directors of the Corporation adopted the following resolution setting forth the designations, powers, preferences and rights of its Series D Convertible Preferred Stock:

         RESOLVED:         That the designations, powers, preferences and rights
                           of the Series D Convertible Preferred Stock be, and hereby are, as set forth below:

         1. NUMBER OF SHARES OF SERIES D CONVERTIBLE PREFERRED STOCK. Of the 50,000 shares of authorized and unissued Preferred Stock, $.001 par value per share ("Preferred Stock") of the Corporation, three hundred fifty (350) shares shall be designated and known as "Series D Convertible Preferred Stock."

         2. VOTING.

                  (a) Each holder of outstanding shares of Series D Convertible Preferred Stock at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration shall be entitled to the number of votes equal to the number of whole shares of Common Stock, as hereinafter defined, into which the shares of Series D Convertible Preferred Stock held by such holder are convertible on the record date established for such meeting. Except as provided by law, by the provisions of Subparagraph 2(b) below, or by the provisions establishing any other series of Preferred Stock, holders of Series D Convertible Preferred Stock shall vote together with the holders of all other classes and series of securities of the Corporation as a single class.

                  (b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series D Convertible Preferred Stock so as to affect adversely the Series D Convertible Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series D Convertible Preferred Stock to be affected by amendment, alteration or repeal, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization or issuance of any series of Preferred Stock with preference or priority over the Series D Convertible Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the designated class of Series D Convertible Preferred Stock, and the authorization or issuance of any series of Preferred Stock on a parity with Series D Convertible Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series D Convertible Preferred Stock. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of all other classes or series of stock of the Corporation entitled to vote thereon, voting as a single class.

         3. DIVIDENDS.

                  (a) The holders of shares of Series D Convertible Preferred Stock shall be entitled to receive, before any cash dividend shall be declared and paid upon or set aside for the Common Stock in any fiscal year of the Corporation, only when, as and if declared by the Board of Directors of the Corporation out of the funds legally available for that purpose, dividends payable in cash or Common Stock in an amount per share for such fiscal year equal to the product of (i) the per share amount, if any, of the cash dividend declared, paid or set aside for the Common Stock during such fiscal year, multiplied by (ii) the number of whole shares of Common Stock into which each such share of Series D Convertible Preferred Stock is then convertible as determined by Paragraph 7 below.

                  (b) The Corporation shall not declare or pay any dividends or any other distributions of property or assets on shares of Common Stock, other than dividends payable solely in cash or Common Stock, without the prior written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series D Preferred Stock given in writing or by vote at a meeting, voting as a single class.

         4. ADDITIONAL PAYMENTS.

                  (a) In addition to any dividends for which holders of shares of Series D Convertible Preferred Stock shall be entitled to receive pursuant to Subparagraph 3(a) above, holders of shares of Series D Convertible Preferred Stock shall be entitled to receive interest equal to six percent (6%) per annum of the stated value (the "Stated Value") of such Series I) Convertible Preferred Stock. The Stated Value for all of the shares of Series D Convertible Preferred Stock as of the Original Issuance Date (defined below) is $350,000 (the "Original Aggregate Stated Value") and the Stated Value of each share of Series D Convertible Preferred Stock is $1,000. Such interest accrue from the Original Issuance Date, and shall be payable, in cash or Common Stock, on a quarterly basis, as described in Subparagraph 4(b) below, commencing with the Corporation's fiscal quarter ending March 31, 1997. In the event that the Corporation decides to make payment of such interest in Common Stock, the amount of shares of Common Stock to be issued to make such payment shall be that number of shares equal to (i) the amount of interest due and payable, divided by (ii) the Average Closing Price (defined in Subparagraph 7(a) below) of the Common Stock, as reported by the Nasdaq SmallCap Market or in the "Pink Sheets" during the ten trading days immediately preceding the date of delivery to the holders of the Series D Convertible Preferred Stock of the Common Stock us required by Subparagraph 4(b) as payment for the interest due hereunder.

                  (b) Interest hereunder shall accrue and be calculated and payable with respect to (i) those shares of Series D Convertible Preferred Stock that remain issued and outstanding at the end of each of the Corporation's fiscal quarters (ii) and any shares of Series D Convertible Preferred Stock that are converted during a fiscal quarter for which interest is calculated and paid. With respect to those sham of Series D Convertible Preferred Stock that remain issued and outstanding at the end a fiscal quarter, interest shall be calculated based on the Stated Value of such remaining issued and outstanding shares of Series D Convertible Preferred Stock as set forth in the Corporation's Annual Reports on Form 10- K(SB) or Quarterly Reports on Form 10-Q(SB) to be filed with the Securities and Exchange Commission ("SEC"). With respect to any shares of Series D Convertible Preferred Stock that are converted during a fiscal quarter, interest shall be calculated based on the Stated Value of such shares up to and including the Conversion Date (defined in Subparagraph 7(f)).

                  (c) Payment of interest due hereunder with respect to those shares of Series D Convertible Preferred Stock that remain issued and outstanding at the end of each of the Corporation's fiscal quarters shall be made within 15 business days after the filing with the SEC of the applicable report. Payment of interest due hereunder with respect to any shares of Series D Convertible Preferred Stock that are converted during a fiscal quarter shall be calculated and made within 30 days of the Conversion Date of such shares. Payment of interest upon such converted shares of Series D Convertible Preferred Stock shall be accompanied by the Company's calculation of the interest.

                  (d) With respect to the payment of interest due hereunder upon those shares of Series D Convertible Preferred Stock that remain issued and outstanding at the end of a fiscal quarter, the Corporation shall notify the holders of the Series D Convertible Preferred Stock in writing not less than 10 days prior to the end of such fiscal quarter of whether the Corporation shall pay the interest due hereunder in cash or Common Stock. With respect to the payment of interest due hereunder upon those shares of Series D Convertible Preferred Stock that are converted during a fiscal quarter, the Corporation shall notify the holders of the Series D Convertible Preferred Stock in writing not less than 10 days alter the Conversion Date whether the Corporation shall pay the interest due hereunder in cash or Common Stock.

                  5. LIQUIDATION. In the event of a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the holders of shares of Series D Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to holders of its capital stock, before any payment or distribution shall be made to holders of Common Stock or any other class of stock ranking junior to Series D Convertible Preferred Stock, an amount per share equal to the Stated Value of such shares of Series D Convertible Preferred. Stock plus all dividends which have accrued and are unpaid and therefore are in arrears. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series D Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series D Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series D Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series D Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series D Convertible Preferred Stock. Written notice of such liquidation, dissolution or, winding up, stating .a payment date, the amount of the liquidation payments and the piece where said liquidation payments shall be payable, shall be given by mail, postage prepaid, or by telex to non-U.S. residents, not less than 10 days prior to the payment date stated therein, to the holders of record of Series D Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series D Convertible Preferred Stock.

         6. RESTRICTIONS. At any time when shares of Series D Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Corporation's Certificate of Incorporation, as amended, without the approval of the holders of at least a majority of the than outstanding shares of Series D Convertible Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation; or increase the authorized amount of the Series D Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation; or create or authorize any obligation or security convertible into shares of Series D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Corporation's Certificate of incorporation or by merger, consolidation or otherwise.

         7. OPTIONAL CONVERSION. The holders of shares of Series D Convertible Preferred Stock shall have the following conversion rights:

                  (a) Right to Convert; Conversion Price. Subject to the terms, conditions, and restrictions of this Paragraph 7, the holder of any share or shares of Series D Convertible Preferred Stock shall have the right to convert each such share of Series D Convertible Preferred Stock (except that upon any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series D Convertible Preferred Stock) into an amount of shares of Common Stock equal to the Stated Value of such share or shares of Series D Convertible Preferred Stock divided by $2.74.

                  (b) Restrictions on Conversion. The holder of any share or shares of Series D Convertible Preferred Stock may not convert any of such shares for a period of at least three hundred sixty-five (365) days following the date upon which the Series D Convertible Preferred Stock was originally issued (the "Original Issuance Date").

                  (c) Notice of Conversion. The right of conversion shall be exercised by the holder thereof by giving written notice (the "Conversion Notice") to the Corporation that the holder elects to convert a specified number of shares of Series D Convertible Preferred Stock representing a specified Stated Value thereof into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series D Convertible Preferred Stock) at any time during its usual business hours on the date set forth in the Conversion Notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. The Conversion Notice shall include therein the Stated Value of shares of Series D Convertible Preferred Stock to be converted, and the number of shares of Common Stock to be issued in connection with such conversion. The Corporation shall have the right to review the calculations included in the Conversion Notice, and shall provide notice of any discrepancy or dispute therewith within three business days of the receipt thereof.

                  (d) Issuance of Certificates; Time Conversion Effected. Promptly, but in no event more than ten business days, after the receipt of the Conversion Notice referred to in Subparagraph 7(e) and surrender of the certificate or certificates for the share or shares of Series D Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock into which such shares of Series D Convertible Preferred Stock arc converted. To the extent permitted by law, such conversion shall be deemed to have been effected as of the close of business on the date (the "Conversion Date") on which such Conversion Notice shall have been received by the Corporation and the certificate and certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series D Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder, or holders of record of the shares represented thereby.

                  (e) Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series D Convertible Preferred Stock into Common Stock. In case the number of shares of Series D Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to Subparagraph 7(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series D Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

                  (f) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series D Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such. share or shares of Series D Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion rights) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock., securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  (g) Adjustments for Splits, Combinations, etc. The Conversion Price and the number of shares of Common Stock into which. the Series D Convertible Preferred Stock shall be convertible shall be adjusted appropriately for stock splits, combinations, or other similar events (other than employee benefit plans and stock option plans for employees or consultants to the Company). Additionally, an adjustment will be made in the case of an exchange of Common Stock, consolidation or merger of the Company with or into another corporation or sale of all or substantially all of the assets of the Company in order to enable the holder of Series D Convertible Preferred Stock to acquire the kind and the number of shares of stock or other securities or property receivable in such event by a holder of the Series D Convertible Preferred Stock of the number of shares that might otherwise have been purchased upon the conversion of. the Series D Convertible Preferred Stock. No adjustment to the Conversion Price will be made for dividends (other than stock dividends), if any, paid on the Common Stock or for securities issued pursuant to exercise of the currently outstanding options, warrants, or options that may be granted or shares issued in connection with the acquisition of another business by the Company.

         8. MANDATORY CONVERSION.

                  (a) Mandatory Conversion Date. If at February 26, 2000 (the "Mandatory Conversion Date"), there remains issued and outstanding any shares of Series D Convertible Preferred Stock, then the Corporation shall be entitled to require all (but not less than all) holders of shares of Series D Convertible Preferred Stock then outstanding to convert their sham of Series D Convertible Preferred Stock into shares of Common Stock pursuant to Subparagraph 7(a). The Corporation shall provide written notice (the "Mandatory Conversion Notice") to the holders of shares of Series D Convertible Preferred Stock of such mandatory conversion. The Mandatory Conversion Notice shall include the Stated Value of the shares of Series D Convertible Preferred Stock to be converted, and the number of shares of the Corporation's Common Stock to be issued upon such mandatory conversion.

                  (b) Surrender of Certificates. On or before the Mandatory Conversion Date, each holder of shares of Series D Convertible Preferred Stock shall surrender his, her or its certificate or certificates for all such shares to the Corporation at the place designated in such Mandatory Conversion Notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled. On the Mandatory Conversion Rate, all rights with respect to the Series D Convertible Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate. All certificates evidencing shares of Series D Convertible Preferred Stock that are required to be surrendered for conversion in accordance with the provisions hereof, from and after the Mandatory Conversion Date, shall be deemed to have been retired and cancelled and the shares of Series D Convertible Preferred Stock represented thereby converted into Common Stock for alt purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date_ The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series D Convertible Preferred Stock accordingly.

         9. REDEMPTION OF SERIES D CONVERTIBLE PREFERRED STOCK.

                  (a) Right to Redeem Series D Convertible Preferred Stock. At any time, and from time to time, on and after the expiration of the restrictions of conversion contained in Subparagraph 7(b), if the closing bid price of the Company's Common Stock as reported by the Nasdaq SmallCap Market or in the "Pink Sheets" equals or exceeds $20.00 for 20 consecutive trading days, then the Corporation may, in its sole discretion, but shall not be obligated to, redeem, in whole or in part, the then issued and outstanding shares of Series D Convertible Preferred Stock at a price of $1,000 per share of such Series D Convertible Preferred Stock (the "Redemption Price"), subject to adjustment as provided in Paragraph 7.

                  (b) Notice of Redemption. The Corporation shall provide each holder of record of the Series D Convertible Preferred Stock with written notice of redemption (the "Redemption Notice") not less than 30 days prior to any date stipulated by the Corporation for the redemption of the Series D Convertible Preferred Stock (the "Redemption Date"). The Redemption Notice shall contain (i) the Redemption Date, (ii) the number of shares of Series D Convertible Preferred Stock to be redeemed from the holder to whom the Redemption Notice is delivered,
(iii) instructions for surrender to the Corporation of the certificate or certificates representing the shares of Series D Convertible Preferred Stock to be redeemed, and (iv) instructions as to how to specify to the Corporation the number of shares of Series D Convertible Preferred Stock to be redeemed as provided in this Paragraph 9, and the number of shares of Series D Convertible Preferred Stock to be converted into Common Stock pursuant to Paragraph 7.

                  (c) Right to Convert Series D Convertible Preferred Stock upon Receipt of Redemption Notice. Upon receipt of the Redemption Notice, the recipient thereof shall have the option., at is sole election, to specify what portion of the Series D Convertible Preferred Stock called for redemption in the Redemption Notice shall be redeemed as provided in this Paragraph 8 or converted into Common Stock in the manner provided in Paragraph 7. If the holder of the Series D Convertible Preferred Stock called for redemption elects to convert such shares, then such conversion shall take place on the Redemption Date, in accordance with the terms of Paragraph 7.

                  (d) Surrender of Certificates; Payment of Redemption Price. On or before the Redemption Date, each holder of the shares of Series D Convertible Preferred Stock to be redeemed shall surrender the required certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and upon the Redemption Date, the Redemption Price for such shares shall be paid by the Corporation via check to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each such surrendered certificate shall be canceled and retired. If a certificate is surrendered and all the shares evidenced thereby are not being redeemed, the Corporation shall issue new certificates to be registered in the names of the person(s) whose name(s) appear(s) as the owners on the respective surrendered certificates and deliver, such certificate to such person(s).

                  (e) Deposit of Redemption Price. On the Redemption Date in respect to any shares of Series D Convertible Preferred Stock, or prior thereto, the Corporation shall deposit with any bank or trust company (the "Depository") having a capital and surplus of at least $50,000,000, a sum equal to (i) the aggregate Redemption Price of all such shares called for redemption, less (ii) the aggregate Redemption Price for those shares of Series D Convertible Preferred Stock in respect of which the Corporation has received notice from the holder thereof of its election, pursuant to Subparagraph 8(c), to convert shares of Series D Convertible Preferred Stock into Common Stock. The Corporation shall provide instructions and authority to the Depository to pay, on or after the Redemption Date, the Redemption Price to the respective holders upon the surrender of their share certificates. The deposit of the Redemption Price by the Corporation with the Depository shall constitute full payment for the shares of Series D Convertible Preferred Stock to be redeemed, and from and after that date of the deposit, the redeemed shares shall be deemed to be no longer issued and outstanding, and the holders thereof shall cease to be holders with respect to such shares and shall have no rights with respect thereto, except the right to receive from the Depository payment of the Redemption Price, without interest, upon surrender of their certificates therefor. Any funds so deposited and unclaimed at the end of one year from the Redemption Date shall be released and delivered to the Corporation, after which the former holders of shares of Series D Convertible Preferred Stock called for redemption shall be entitled to receive payment of the Redemption Price in respect of their shares only from the Corporation.

         10. NOTICES. In case at any time:

                  (a) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other pro rata distribution to the holders elite Common Stock; or

                  (b) the Corporation shall offer for subscription pro rate to the holders of its Common Stock any additional shares of stock of any class or other rights; or

                  (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex to non-U.S. residents, addressed to each holder of any shares of Series D Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (i) at least 10 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

         11. STOCK TO BE RESERVED. The Corporation, upon the effective date of this Statement of Designation, has a sufficient number of shares of Common Stock available to reserve for issuance upon the conversion of all outstanding shares of Series D Convertible Preferred Stock. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series D Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series D Convertible Preferred. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued. The Corporation will take all such action as may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the conversion rights if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series D Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation, as amended.

         12. NO REISSUANCE OF SERIES D CONVERTIBLE PREFERRED STOCK. Shares of Series D Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

         13. ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of Series D Convertible Preferred Stock shall be made without charge to the holder thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series D Convertible Preferred Stock which is being converted.

         14. CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Series D Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series D Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series D Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         15. DEFINITION OF COMMON STOCK. As used in this Statement of Designation, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, $.08 par value per share, as constituted on the date of filing of these terms of the Series D Convertible Preferred Stock, and shall also include any capital stock of any class of the

Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of lair value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution o f assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series D Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization, reclassification, or stock split of the outstanding shares thereof, the stock, securities or assets provided for in Subparagraph 7(f).

         16. AMENDMENTS. No provision of these terms of the Series D Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series D Convertible Preferred Stock.

         RESOLVED:         That the President and Secretary be, and hereby are,
                           authorized and directed to execute and file a Statement of Designation with the Delaware Secretary of State.

         IN WITNESS HEREOF, the said National Datacomputer, Inc. has caused its corporate seal to be hereunto affixed and this Statement of Designation to be signed by Malcolm M. Bibby, its President and Secretary, this 26th day of February, 1997.


                                    NATIONAL DATACOMPUTER, INC.

                                    /s/ Malcolm M. Bibby
                                    ---------------------------
                                    Malcolm M. Bibby, Ph.D.
                                    President


/s/ Malcolm M. Bibby
---------------------------
Malcolm M. Bibby, Ph.D.
Secretary

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 02/18/1998
                                                              98106463 - 2111518


                            STATEMENT OF DESIGNATION

                                       OF

                      SERIES E CONVERTIBLE PREFERRED STOCK
                                       OF

                           NATIONAL DATACOMPUTER, TNC.


         NATIONAL DATACOMPUTER, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter the "Corporation"), DOES HEREBY CERTIFY:

         That by unanimous written consent, dated January 29, 1998, the directors of the Corporation adopted the following resolution setting forth the designations, powers, preferences and rights of its Series E Convertible Preferred Stock:

         RESOLVED:         That the designations, powers, preferences and rights
                           of the Series B Convertible Preferred Stock be, and hereby are, as set forth below:

         1. NUMBER OF SHARES OF SERIES E CONVERTIBLE PREFERRED STOCK.

         Of the 50,000 shares of authorized and unissued Preferred Stock, $.001 par value per share ("Preferred Stock") of the Corporation, five hundred (500) shares shall be designated and known as "Series E Convertible Preferred Stock." Each share of Series E Preferred Stock shall have a stated value of One Thousand Dollars ($1,000.00).

         2. VOTING.

                  (a) Each holder of outstanding shares of Series E Convertible Preferred Stock at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration shall be entitled to the number of votes equal to the number of whole shame of Common Stock, as hereinafter defined, into which the shares of Series E Convertible Preferred Stock held by such holder are convertible on the record data established for such meeting. Except as provided by law, by the provisions of Subparagraph 2(b) below, or by the provisions establishing any other series of Preferred Stock, holders of Series E Convertible Preferred Stock shall vote together with the holders of all other classes and sales of securities of the Corporation u a single class.

                  (b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series E Convertible Preferred Stock so as to affect adversely the series E Convertible Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series E Convertible Preferred Stock to be affected by amendment, alteration or repeal, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization or issuance of any series of Preferred Stock with preference or priority over the Series E Convertible Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the designated class of Series E Convertible Preferred Stock, and the authorization or issuance of any series of Preferred Stock on a parity with Series E Convertible Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series E Convertible Preferred Stock. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of all other classes or series of stock of the Corporation entitled to vote thereon, voting as a single class.

         3. DIVIDENDS.

                  (a) The holders of shares of Series E Convertible Preferred Stock shall be entitled to receive, before any cash dividend shall be declared and paid upon or set aside for the Common stock in any fiscal year of the Corporation, only when, as and if declared by the Board of Directors of the Corporation out of the funds legally available for that purpose, dividends payable in cash or Common Stock in an amount per share for such fiscal year equal to the product of (i) the per share amount, if any, of the cash dividend declared, paid or set aside for the Common Stock during such fiscal year, multiplied by (ii) the number of whole shares of Common Stock into which each such share of Series E Convertible Preferred Stock is then convertible as determined by Paragraph 6 below.

                  (b) The Corporation shall not declare or pay any dividends or any other distributions of property or assets on shares of Common Stock, other than dividends payable solely in cash or Common Stock, without the prior written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series E Preferred Stock given in writing or by vote at a meeting, voting as a single class.

         4. LIQUIDATION.

         In the event of a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the holders of shares of Series E Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to holders of its capital stock, before any payment or distribution shall be made to holders of Common Stock or any other lass of stock ranking junior to Series E Convertible Preferred Stock, an amount per share equal to the Stated Value of such shares of Series E Convertible Preferred Stock plus all dividends which have accrued and are unpaid and therefore are in arrears. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series E Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series E Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series E Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series E Convertible Preferred Stock shall have been paid in fit the amounts to which they shall be entitled, the remaining net assets of' the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series E Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the liquidation payments and the place where said liquidation payments shall be payable, shall be given by mail, postage prepaid, or by telex to non-U.S. residents, not less than 10 days prior to the payment date stated therein, to the holders of record of Series E Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series E Convertible Preferred Stock.

         5. RESTRICTIONS.

         At any time when shares of Series E Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Corporation's Certificate of Incorporation, as amended, without the approval of the holders of at least a majority of the then outstanding shares of Series E Convertible Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation; or increase the authorized amount of the Series E Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unites the same ranks junior to the Series E Convertible Preferred Stock is to the distribution of assets on the liquidation, dissolution or winding up of the Corporation; or create or authorize any obligation or security convertible into shares of Series E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Corporation's Certificate of Incorporation or by merger, consolidation or otherwise.

         6. OPTIONAL CONVERSION.

         The holders of shares of Series E Convertible Preferred Stock shall have the following conversion rights:

                  (a)(i) Right to Convert; Conversion Price. Subject to the terms, conditions, and restrictions of this Paragraph 6, the holder of any share or shares of Series E Convertible Preferred Stock shall have the right to convert each such share of Series E Convertible Preferred Stock (except that upon any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series E Convertible Preferred Stock) into an amount of shares of Common Stock equal to the Stated Value of such share or shares of Series E Convertible Preferred Stock divided by $0.75.

                  (ii) On or after December 31, 1998, the Conversion Price shall equal sixty percent (60%) of the Corporation's average closing bid price for the twenty (20) trading days preceding the date of such conversion but in any event no less than the Stated Value of such share or shares of Series E Convertible Preferred Stock divided by $.60 per share but in any event no more than $.75 per share. If at any time after the date of the filing of this Certificate of Designation and prior to January 31, 2003, the Corporation's stockholders equity at the end of any fiscal quarter (as reported on the Company's Form 10-Q or Form 10-K filing with the Securities and Exchange Commission) does not exceed $ 1,500,000 plus 50% of the net proceeds of any future equity financing by any third party, then the Conversion Price shall equal the lesser of $0.75 or sixty percent (60%) of the Corporation's bid price for the five trading days prior to the date of such conversion notice.

                  (iii) If after the date of filing of this Certificate of Designation (a) the closing price (or the average of the closing bid and asked price if the principal exchange on which the Corporation's common stock trades does not report a closing price) for the Corporation's Common Stock shall trade below $1.00 for any twenty (20) consecutive trading days on the NASDAQ Small Cap Market, the NASDAQ National Market System, or the American Stock Exchange, and
(b) the holders of a majority of the Series E Convertible Preferred Stock request that the Corporation seek a reverse stock split, which reverse split is necessary in order to maintain a listing on its then current trading exchange, then the Corporation agrees to take all efforts necessary to effect an appropriate reverse stock split of the Corporation's Common Stock. In the event of such a reverse stock split, the Conversion Price described above shall not be modified.

                  (iv) Notwithstanding the foregoing, the provisions of Section 6(a) (exclusive of the Section 6(a)(i)) shall terminate immediately following the issuance of a majority of the Corporation's Common Stock (or other securities convertible into Common Stock) to a third party or parties in a merger or similar transaction.

                  (b) Restrictions on Conversion. The holder of any share or shares of Series E Convertible Preferred Stock may not convert any of such shares for a period of at least forty (40) days following the date upon which the Series E Convertible Preferred Stock was originally issued (the "Original Issuance Date").

                  (c) Notice of Conversion. The right of conversion shall be exercised by the holder thereof by giving written notice (the "Conversion Notice") to the Corporation that the holder elects to convert a specified number of shares of Series E Convertible Preferred Stock representing a specified Stated Value thereof into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series E Convertible Preferred Stock) at any time during its usual business hours on the date set forth in the Conversion Notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. The Conversion Notice shall include therein the Stated Value of shares of Series E Convertible Preferred Stock to be converted, and the number of shares of Common Stock to be issued in connection with such conversion. The Corporation shall have the right to review the calculations included in the Conversion Notice, and shall provide notice of any discrepancy or dispute therewith within three business days of the receipt thereof.

                  (d) Issuance of Certificates; Time Conversion Effected. Promptly, but in no event more than seven (7) business days, after the receipt of the Conversion Notice referred to in Subparagraph 6(e) and surrender of the certificate or certificates for the share or shares of Series E Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock into which such shares of Series Convertible Preferred Stock are converted. To the extent permitted by law, such conversion shall be deemed to have been effected as of the close of business on the date (the "Conversion Date") on which such Conversion Notice shall have been received by the Corporation and the certificate and certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series E Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. If the Corporation shall fail to issue such certificates within the time frame described above, then the Corporation shall pay to the holders of such certificates a penalty for each trading day after the initial seven trading days in which such certificate is not issued equal to $1,000.00. Notwithstanding the foregoing, the penalty described above shall not apply if the delay is caused by forces outside of the control of the Corporation (e.g., flood, earthquake, natural disaster or labor work stoppage) or if the Corporation does not then have adequate shares of Common Stock available for issuance upon conversion. If the delay is caused because the Corporation does not have adequate shares of Common Stock available for issuance upon conversion, then the Corporation shall use its best efforts to cause a stockholders' meeting to be held within ninety (90) days of the date it first determines additional shares of Common Stock are needed in order to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock. Thereafter, the Corporation shall issue such Common Stock as set forth above within seven days of the date the Corporation's stockholders approve such proposal, and failure to comply with the provisions of this Subsection (d) thereafter shall subject the Corporation to the penalties provided above unless the failure to cause the issuance of such shares of Common Stock thereafter is caused by failure to obtain the necessary votes required for stockholder approval for such amendment to the Certificate of Incorporation (including the votes of all of the holders of then outstanding classes of Preferred Stock of the Corporation).

                  (e) Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series E Convertible Preferred Stock into Common Stock. In case the number of shares of Series E Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to Subparagraph 6(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series E Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

                  (f) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series E Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series E Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion rights) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  (g) Adjustments for Splits, Combinations, etc. Except as set forth in Section 6(a)(ii), the Conversion Price and the number of shares of Common Stock into which the Series E Convertible Preferred Stock shall be convertible shall be adjusted appropriately for stock splits, combinations, or other similar events. Additionally, an adjustment will be made in the case of an exchange of Common Stock, consolidation or merger of the Company with or into another corporation or sale of all or substantially all of the mats of the Company in order to enable the holder of Series E Convertible Preferred Stock to acquire the kind and the number of shares of stock or other securities or properly receivable in such event by a holder of the Series E Convertible Preferred Stock of the number of shares that might otherwise have been purchased upon the conversion of the Series E Convertible Preferred Stock. No adjustment to the Conversion Price will be made for dividends (other than stock dividends), if any, paid on the Common Stock or for securities issued pursuant to exercise of the currently outstanding options, warrants, or options that may be granted or shares issued in connection with the acquisition of another business by the Company.

                  (h) Protection Against Dilutive Issuances. If the Corporation shall at any time after the issue date of the Series E Preferred Stock issue additional shares of Common Stock (other than upon the exercise of any warrant, option or other security convertible into the Corporation's Common Stock outstanding at the date of the filing of this Certificate of Designation), but excluding shares issued as a dividend or distribution or stock split as provided herein, without consideration, or for a consideration per share loss than the applicable conversion price of the Series E Convertible Preferred Stock in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price will be the Conversion Price determined in accordance with the following formula:


                  Conversion Price = (P1*Q1) + (P2*Q2)
                                     -----------------
                                          (Q1+Q2)

                  P1 = Conversion Price in effect immediately prior to such
                       issue or sale

                  Q1 = Number of Shares of Common Stock deemed outstanding
                       (including all shares issuable upon exercise of all currently outstanding options and warrants)

                  P2 = Average price per share received by the Corporation upon such issue or sale; and

                  Q2 = Number of shares of Common Stock issued or sold, or
                       deemed to have been issued or sold, in the subject transaction

         All shares of stock issuable upon conversion of preferred stock issued or issuable to holders of Series E Convertible Preferred Stock, as well as warrants to be issued to holders of the Series E Convertible Preferred Stock pursuant to the terms of the Subscription Agreements relating to the sale of the Series E Convertible Preferred Stock, as well as any additional securities issued to holders of Series E Convertible Preferred Stock under the right of first refusal formula set forth in such Subscription Agreements, would be deemed to be outstanding (rather than a new Q2 new issuance).

         Notwithstanding the foregoing, (I) the applicable Conversion Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $.02, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.02 or more, and (II) the provisions of this Section 6(h) shall terminate immediately following the filing by the Corporation with the Securities and Exchange Commission of an announcement relating to the issuance of a majority of the Corporation's issued and outstanding shares to any third party in a merger or similar transaction; and (III) the provisions of this Section 6(h) will not apply to any shares subsequently issued to a holder of the Series E Preferred Stock issued in accordance with the provisions of Section 5.6 of the Subscription Agreement.

         7. MANDATQRY CONVERSION.

                  (a) Mandatory Conversion Date. If at January 31, 2001 (the "Mandatory Conversion Date"), there remains issued and outstanding any shares of Series E Convertible Preferred Stock, then the Corporation shall be entitled to require all (but not loss than all) holders of shares of Series E Convertible Preferred Stock then outstanding to convert their shares of Series E Convertible Preferred Stock into shares of Common Stock pursuant to Subparagraph 6(a). The Corporation shall provide written notice (the "Mandatory Conversion Notice") to the holders of shares of Series E Convertible Preferred Stock of such mandatory conversion. The Mandatory Conversion Notice shall include the Stated Value tithe shares of Series E Convertible Preferred Stock to be converted, and the number of shares of the Corporation's Common Stock to be issued upon such mandatory conversion. On the Mandatory Conversion Date, the Corporation may, at its option if it elects to convert the shares of Series E Convertible Preferred Stock, cause the conversion of such shares at the lesser of $.00075 per share or 60% of the bid price (or the average of the closing bid and ask price as reported by the principal exchange on which the Corporation's securities trade if such exchange does not report a dosing price) for the five trading days preceding January 31, 2001. Alternatively, the Corporation may elect to redeem all or a portion of the Series E Preferred Stock on the Mandatory Conversion Date at its face value and any accrued but unpaid dividends in cash.

                  (b) Surrender of Certificates. On or before the Mandatory Conversion Date, each holder of shares of Series E Convertible Preferred Stock shall surrender his, her or its certificate or certificates for all such shares to the Corporation at the place designated in such Mandatory Conversion Notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled or a chock for sums due as described in Subsection (a) above. On the Mandatory Conversion Rate, all rights with respect to the Series E Convertible Preferred Stock so-converted, including the rights, if any, to receive notices and vote, will terminate. All certificates evidencing shares of Series E Convertible Preferred Stock that are required to be surrendered for conversion in accordance with the provisions hereof from and after the Mandatory Conversion Date, shall be deemed to have been retired and canceled and the shares of Series E Convertible Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series E Convertible Preferred Stock accordingly.

         8. REDEMPTION OF SERIES E CONVERTIBLE PREFERRED STOCK.

                  (a) Right to Redeem Series' E Convertible Preferred Stock. At any time, and from time to time, on and after the expiration of the restrictions of conversion contained in Subparagraph 6(b), if the closing bid price of the Company's Common Stock as reported by the principal stock exchange on which the Corporation's Common Stock then trades equals or exceeds $5.00 for 20 consecutive trading days, then the Corporation may, in its solo discretion, but shall not be obligated to, redeem, in whole or in part, the then issued and outstanding shares of Series E Convertible Preferred Stock, at a price of $1,000 per-share of such Series E Convertible Preferred Stock (the "Redemption Price"), subject to adjustment as provided in Paragraph 6.

                  (b) Notice of Redemption. The Corporation shall provide each holder of record of the Series E Convertible Preferred Stock with written notice of redemption (the "Redemption Notice") not less than 30 days prior to any date stipulated by the Corporation for the redemption of the Series E Convertible Preferred Stock (the "Redemption Date"). The Redemption Notice shall contain (i) the Redemption Date, (ii) the number of shares of Series E Convertible Preferred Stock to be redeemed from the holder to whom the Redemption Notice is delivered,
(iii) instructions for surrender to the Corporation of the certificate or certificates representing the shares of Series E Convertible Preferred Stock to be redeemed, and (iv) instructions as to how to specify to the Corporation the number of shares of Series E Convertible Preferred Stock to be redeemed as provided in this Paragraph 8, and the number of shares of Series E Convertible Preferred Stock to be converted into Common Stock pursuant to Paragraph 6.

                  (c) Right to Convert Series E Convertible Preferred Stock upon Receipt of Redemption Notice. Upon receipt of the Redemption Notice, the recipient thereof shall have the option, at is sole election, to specify what portion of the Series E Convertible Preferred Stock called for redemption in the Redemption Notice shall be redeemed as provided in this Paragraph 8 or converted into Common Stock in the manner provided in Paragraph 6. If the holder of the Series E Convertible Preferred Stock called for redemption elects to convert such shares, then such conversion shall take place on the Redemption Date, in accordance with the terms of Paragraph 6.

                  (d) Surrender of Certificates; Payment of Redemption Price. On or before the Redemption Date, each holder of the shares of Series E Convertible Preferred Stock to be redeemed shall surrender the required certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and upon the Redemption Date, the Redemption Price for such shares shall be paid by the Corporation via check to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each such surrendered certificate shall be canceled and retired. If a certificate is surrendered and all the shares evidenced thereby are not being redeemed, the Corporation shall issue new certificates to be registered in the names of the person(s) whose name(s) appear(s) as the owners on the respective surrendered certificates and deliver such certificate to such person(s).

                  (e) Deposit of Redemption Price. On the Redemption Date in respect to any shares of Series E Convertible Preferred Stock, or prior thereto, the Corporation shall deposit with any bank or trust company (the "Depository") having a capital and surplus of at least $50,000,000, a sum equal to (i) the aggregate Redemption Price of all such shares called for redemption, less (ii) the aggregate Redemption Price for those shares of Series E Convertible Preferred Stock in respect of which the Corporation has received notice from the holder thereof of its election, pursuant to Subparagraph 6(c), to convert shares of Series E Convertible Preferred Stock into Common Stock. The Corporation shall provide instructions and authority to the Depository to pay, on or after the Redemption Date, the Redemption Price to the respective holders upon the surrender of their share certificates. The deposit of the Redemption Price by the Corporation with the Depository shall constitute full payment for the shares of Series E Convertible Preferred Stock to be redeemed, and from and after that date of the deposit, the redeemed shares shall be deemed to be no longer issued and outstanding, and the holders thereof shall cease to be holders with respect to such hares and shall have no rights with respect thereto, except the right to receive from the Depository payment of the Redemption Price, without interest, upon surrender of their certificates therefor. Any funds so deposited and unclaimed at the end of one year from the Redemption Date shall be released and delivered to the Corporation, after which the former holders of shares of Series E Convertible Preferred Stock called for redemption shall be entitled to receive payment of the Redemption Price in respect of their shares only from the Corporation.

         9. NOTICES.

         In case at any time:

                  (a) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other pro rata distribution to the holders of its Common Stock; or

                  (b) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights; or

                  (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entitles; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

         then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile to non-U.S. residents, addressed to each holder of any shares of Series E Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (i) at least 10 days' prior to written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the data when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the data on which the holders of Common Stock shall be entitled thereto and (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

         10. STOCK TO BE RESERVED.

         The Corporation, upon the effective date of this Statement of Designation, has a sufficient number of shares of Common Stock available to reserve for issuance upon the conversion of all outstanding shares of Series E Convertible Preferred Stock. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series E Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series E Convertible Preferred. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed.

         11. NO REISSUANCE OF SERIES E CONVERTIBLE PREFERRED STOCK.

         Shares of Series E Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

         12. ISSUE TAX.

         The issuance of certificates for shares of Common Stock upon conversion of Series E Convertible Preferred Stock shall be made without charge to the holder thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series E Convertible Preferred Stock which is being converted.

         13. CLOSING OF BOOKS.

         The Corporation will at no time close its transfer books against the transfer of any Series E Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series E Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series E Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         14. DEFINITION OF COMMON STOCK.

         As used in this Statement of Designation, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, $.08 par value per share, as constituted on the date of filing of these terms of the Series E Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series E Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization, reclassification, or stock split of the outstanding shares thereof, the stock, securities or assets provided for in Subparagraph 6(f).

         15. AMENDMENTS.

         No provision of these terms of the Series E Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series E Convertible Preferred Stock

         RESOLVED:         That the President and Secretary be, and hereby are,
                           authorized and directed to execute and file a Statement of Designation with the Delaware Secretary of State.

         IN WITNESS WHEREOF, the said National Datacomputer, Inc. has caused its corporate seal to be hereunto affixed and this Statement of Designation to be signed by Malcolm M. Bibby, its President and Secretary, this 29th day of January, 1998.


                                    NATIONAL DATACOMPUTER, INC.


                                    /s/ Malcolm M. Bibby
                                    -----------------------------
                                    Malcolm M. Bibby, Ph.D.
                                    President


/s/ Malcolm M. Bibby
---------------------------
Malcolm M. Bibby, Ph.D.
Secretary

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 02/18/1998
                                                              98106463 - 2111518


                            STATEMENT OF DESIGNATION

                                       OF

                      SERIES F CONVERTIBLE PREFERRED STOCK

                                       OF

                           NATIONAL DATACOMPUTER, INC.


         NATIONAL DATACOMPUTER, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter the "Corporation"), DOES HEREBY CERTIFY:

         That by unanimous written consent, dated September 24, 1998, the directors of the Corporation adopted the following resolution setting forth the designations, powers, preferences and rights of its Series F Convertible Preferred Stock:

         RESOLVED:         That the designations, powers, preferences and rights
                           of the Series F Convertible Preferred Stock be, and hereby are, as set forth below:

         1. NUMBER OF SHARES OF SERIES F CONVERTIBLE PREFERRED STOCK.

         Of the 50,000 shares of authorized and unissued Preferred Stock, $.001 par value per share ("Preferred Stock") of the Corporation, one hundred seventy five (175) shares shall be designated and known as "Series F Convertible Preferred Stock." Each share of Series F Preferred Stock shall have a stated value of One Thousand Dollars ($1,000.00) (the "Stated Value").

         2. VOTING.

                  (a) Each holder of outstanding shares of Series F Convertible Preferred Stock at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration shall be entitled to the number of votes equal to the number of whole shares of Common Stock, as defined in Paragraph 14, into which the shares of Series F Convertible Preferred Stock held by such holder are convertible on the record date established for such meeting. Except as provided by law, by the provisions of Subparagraph 2(b) below, or by the provisions establishing any other series of Preferred Stock, holders of Series F Convertible Preferred Stock shall vote together with the holders of all other classes and series of securities of the Corporation as a single class.

                  (b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series F Convertible Preferred Stock so as to affect adversely the

Series F Convertible Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series F Convertible Preferred Stock to be affected by amendment, alteration or repeal, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization or issuance of any series of Preferred Stock with preference or priority over the Series F Convertible Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the designated class of Series F Convertible Preferred Stock, and the authorization or issuance of any series of Preferred Stock on a parity with Series F Convertible Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series F Convertible Preferred Stock. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of all other classes or series of stock of the Corporation entitled to vote thereon, voting as a single class.

         3. DIVIDENDS.

                  (a) The holders of shares of Series F Convertible Preferred Stock shall be entitled to receive, before any cash dividend shall be declared and paid upon or set aside for the Common stock in any fiscal year of the Corporation, only when, as and if declared by the Board of Directors of the Corporation out of the funds legally available for that purpose, dividends payable in cash or Common Stock in an amount per share for such fiscal year equal to the product of (i) the per share amount, if any, of the cash dividend declared, paid or set aside for the Common Stock during such fiscal year, multiplied by (ii) the number of whole shares of Common Stock into which each such share of Series F Convertible Preferred Stock is then convertible as determined by Paragraph 7 below.

                  (b) The Corporation shall not declare or pay any dividends or any other distributions of property or assets on shares of Common Stock, other than dividends payable solely in cash or Common Stock, without the prior written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series F Preferred Stock given in writing or by vote at a meeting, voting as a single class.

         4. ADDITIONAL PAYMENTS.

                  (a) In addition to any dividends for which holders of shares of Series F Convertible Preferred Stock shall be entitled to receive pursuant to Subparagraph 3(a) above, holders of shares of Series F Convertible Preferred Stock shall be entitled to receive interest equal to six percent (6%) per annum of the Stated Value of such Series F Convertible Preferred Stock. The Stated Value for all of the shares of Series F Convertible Preferred Stock as of the Original Issuance Date (defined below) is $175,000 (the "Original Aggregate Stated Value") and the Stated Value of each share of Series F Convertible Preferred Stock is $1,000. Such interest shall accrue from the Original Issuance Date, and shall be payable, in cash or Common Stock, on a quarterly basis, as described in Subparagraph 4(b) below, commencing with the Corporation's fiscal quarter ending June 30, 1999. In the event that the Corporation decides to make payment of such interest in Common Stock, the amount of shares of Common Stock to be issued to make such payment shall be that number of whole shares closest to (i) the amount of interest due and payable, divided by (ii) the average closing bid price of the Common Stock, as reported by the Nasdaq SmallCap Market or in the "Pink Sheets" during the ten trading days immediately preceding the date of delivery to the holders of the Series F Convertible Preferred Stock of the Common Stock as required by Subparagraph 4(b) as payment for the interest due hereunder.

                  (b) Interest hereunder shall accrue and be calculated and payable with respect to (i) those shares of Series F Convertible Preferred Stock that remain issued and outstanding at the end of each of the Corporation's fiscal quarters, and (ii) any shares of Series F Convertible Preferred Stock that are converted during a fiscal quarter for which interest is calculated and paid. With respect to those shares of Series F Convertible Preferred Stock that remain issued and outstanding at the end of a fiscal quarter, interest shall be calculated based on the Stated Value of such remaining issued and outstanding shares of Series F Convertible Preferred Stock as set forth in the Corporation's Annual Reports on Form 10-K(SB) or Quarterly Reports on Form 10-Q(SB) to be filed with the Securities and Exchange Commission ("SEC"). With respect to any shares of Series F Convertible Preferred Stock that are converted during a fiscal quarter, interest shall be calculated based on the Stated Value of such shares up to and including the Conversion Date (defined in Subparagraph 7(d)).

                  (c) Payment of interest due hereunder with respect to those shares of Series F Convertible Preferred Stock that remain issued and outstanding at the end of each of the Corporation's fiscal quarters shall be made within 15 business days after the filing with the SEC of the applicable report. Payment of interest due hereunder with respect to any shares of Series F Convertible Preferred Stock that are converted during a fiscal quarter shall be calculated and made within 30 days of the Conversion Date of such shares. Payment of interest upon such converted shares of Series F Convertible Preferred Stock shall be accompanied by the Company's calculation of the interest.

                  (d) With respect to the payment of interest due hereunder upon those shares of Series F Convertible Preferred Stock that remain issued and outstanding at the end of a fiscal quarter, the Corporation shall notify the holders of the Series F Convertible Preferred Stock in writing not less than 10 days prior to the end of such fiscal quarter if the Corporation intends to pay the interest due hereunder in cash instead of in Common Stock. With respect to the payment of interest due hereunder upon those shares of Series F Convertible Preferred Stock that are converted during a fiscal quarter, the Corporation shall notify the holders of the Series F Convertible Preferred in writing not less than 10 days after the Conversion Date whether the Corporation shall pay the interest due hereunder in cash or Common Stock.

         5. LIQUIDATION.

         In the event of a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the holders of shares of Series F Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to holders of its capital stock, before any payment or distribution shall be made to holders of Common Stock or any other class of stock ranking junior to Series F Convertible Preferred Stock, an amount per share equal to the Stated Value of such shares of Series F Convertible Preferred Stock plus all dividends which have accrued and are unpaid and therefore are in arrears. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series F Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series F Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series F Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series F Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series F Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the liquidation payments and the place where said liquidation payments shall be payable, shall be given by mail, postage prepaid, or by telex to non-U.S. residents, not less than 10 days prior to the payment date stated therein, to the holders of record of Series F Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series F Convertible Preferred Stock.

         6.       COVENANTS.

         At any time when shares of Series F Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Corporation's Certificate of Incorporation, as amended, without the approval of the holders of at least a majority of the then outstanding shares of Series F Convertible Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to or in parity with the Series F Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation; or increase the authorized amount of the Series F Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to or in parity with the Series F Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation; or create or authorize any obligation or security convertible into shares of Series F Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Corporation's Certificate of Incorporation or by merger, consolidation or otherwise.

         7. OPTIONAL CONVERSION.

       The holders of shares of Series F Convertible Preferred Stock shall have the following conversion rights:

                  (a) Right to Convert; Conversion Price. Subject to the terms, conditions, and restrictions of this Paragraph 7, the holder of any share or shares of Series F Convertible Preferred Stock shall have the right to convert each such share of Series F Convertible Preferred Stock (except that upon any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series F Convertible Preferred Stock) into an amount of shares of Common Stock equal to the Stated Value of such share or shares of Series F Convertible Preferred Stock divided by a conversion price (the "Conversion Price") determined as follows:

                           (i) During the six month period commencing on the one year anniversary of the date upon which the Series F Convertible Preferred Stock are originally issued (the "Original Issuance Date") and continuing until the 18 month anniversary of the Original Issuance Date, the Conversion Price shall be equal to One Dollar ($1.00); and

                           (ii) During the period commencing on the day after the 18 month anniversary of the Original Issuance Date and continuing until no shares of Series F Convertible Preferred Stock remain outstanding, the Conversion Price shall be equal to the lesser of (A) One Dollar ($1.00) and (B) if the closing price (or the average of the closing bid and asked price if the principal exchange on which the Corporation's common stock trades does not report a closing price) for the Corporation's Common Stock shall trade below $1.00 for any ten (10) consecutive trading days on the NASDAQ SmallCap Market, the NASDAQ National Market System, the American Stock Exchange or in the so-called "Pink Sheets," the Conversion Price shall be equal to seventy percent (70%) of the Corporation's average closing bid price for the ten (10) trading days preceding the date of the Conversion Notice, as defined in Subparagraph 7(c).

                  (b) Restrictions on Conversion. The holder of any share or shares of Series F Convertible Preferred Stock may not convert any of such shares for a period of at least one (1) year following the Original Issuance Date.

                  (c) Notice of Conversion. The right of conversion shall be exercised by the holder thereof by giving written notice (the "Conversion Notice") to the Corporation that the holder elects to convert a specified number of shares of Series F Convertible Preferred Stock representing a specified Stated Value thereof into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series F Convertible Preferred Stock) at any time during its usual business hours on the date set forth in the Conversion Notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. The Conversion Notice shall include therein the Stated Value of shares of Series F Convertible Preferred Stock to be converted, and the number of shares of Common Stock to be issued in connection with such conversion. The Corporation shall have the right to review the calculations included in the Conversion Notice, and shall provide notice of any discrepancy or dispute therewith within three (3) business days of the receipt thereof.

                  (d) Issuance of Certificates; Time Conversion Effected. Promptly, but in no event more than seven (7) business days, after the receipt of the Conversion Notice referred to in Subparagraph 7(c) and surrender of the certificate or certificates for the share or shares of Series F Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock into which such shares of Series F Convertible Preferred Stock are converted. To the extent permitted by law, such conversion shall be deemed to have been effected as of the close of business on the date (the "Conversion Date") on which such Conversion Notice shall have been received by the Corporation and the certificate and certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series F Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. If the Corporation shall fail to issue such certificates within the time frame described above, then the Corporation shall pay to the holders of such certificates a penalty for each trading day after the initial seven trading days in which such certificate is not issued equal to $1,000.00. Notwithstanding the foregoing, the penalty described above shall not apply if the delay is caused by forces outside of the control of the Corporation (e.g., flood, earthquake, natural disaster or labor work stoppage) or if the Corporation does not then have adequate shares of Common Stock available for issuance upon conversion. If the delay is caused because the Corporation does not have adequate shares of Common Stock available for issuance upon conversion, then the Corporation shall use its best efforts to cause a stockholders' meeting to be held within ninety
(90) days of the date it first determines additional shares of Common Stock are needed in order to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock. Thereafter, the Corporation shall issue such Common Stock as set forth above within seven (7) days of the date the Corporation's stockholders approve such proposal, and failure to comply with the provisions of this Subparagraph 7(d) thereafter shall subject the Corporation to the penalties provided above unless the failure to cause the issuance of such shares of Common Stock thereafter is caused by failure to obtain the necessary votes required for stockholder approval for such amendment to the Certificate of Incorporation (including the votes of all of the holders of then outstanding classes of Preferred Stock of the Corporation).

                  (e) Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series F Convertible Preferred Stock into Common Stock. In case the number of shares of Series F Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to Subparagraph 7(c) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series F Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

                  (f) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series F Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series F Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion rights) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  (g) Adjustments for Splits, Combinations, etc. The Conversion Price and the number of shares of Common Stock into which the Series F Convertible Preferred Stock shall be convertible shall be adjusted appropriately for stock splits, combinations, or other similar events. Additionally, an adjustment will be made in the case of an exchange of Common Stock, consolidation or merger of the Company with or into another corporation or sale of all or substantially all of the assets of the Company in order to enable the holder of Series F Convertible Preferred Stock to acquire the kind and the number of shares of stock or other securities or property receivable in such event by a holder of the Series F Convertible Preferred Stock of the number of shares that might otherwise have been purchased upon the conversion of the Series F Convertible Preferred Stock. No adjustment to the Conversion Price will be made for dividends (other than stock dividends), if any, paid on the Common Stock or for securities issued pursuant to exercise of the currently outstanding options, warrants, or options that may be granted or shares issued in connection with the acquisition of another business by the Company.

                  (h) Protection Against Dilutive Issuances. If the Corporation shall at any time after the issue date of the Series F Preferred Stock issue additional shares of Common Stock to any third party (other than upon the exercise of any warrant, option or other security convertible into the Corporation's Common Stock outstanding at the date of the filing of this Certificate of Designation), excluding shares issued as a dividend or distribution or stock split as provided herein, without consideration, or for a consideration per share less than the applicable conversion price of the Series F Convertible Preferred Stock in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price will be the Conversion Price determined in accordance with the following formula:

                  Conversion Price  =  (P1*Q1) + (P2*Q2)
                                       -----------------
                                            (Q1+Q2)

                  P1 = Conversion Price in effect immediately prior to such
                       issue or sale

                  Q1 = Number of Shares of Common Stock deemed outstanding
                       (including all shares issuable upon exercise of all currently outstanding options and warrants)

                  P2 = Average price per share received by the Corporation upon such issue or sale; and

                  Q2 = Number of shares of Common Stock issued or sold, or
                       deemed to have been issued or sold, in the subject transaction

                  All shares of stock issuable upon conversion of Preferred Stock issued or issuable to holders of Series F Convertible Preferred Stock would be deemed to be outstanding (rather than a new Q2 new issuance).

                  Notwithstanding the foregoing, (I) the applicable Conversion Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $.02, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.02 or more, and (II) the provisions of this Subparagraph 7(h) shall terminate immediately following the filing by the Corporation with the Securities and Exchange Commission of an announcement relating to the issuance of a majority of the Corporation's issued and outstanding shares to any third party in a merger or similar transaction.

         8. REDEMPTION OF SERIES F CONVERTIBLE PREFERRED STOCK.

                  (a) Right to Redeem Series F Convertible Preferred Stock. At any time, and from time to time, the Corporation may, in its sole discretion, but shall not be obligated to, redeem, in whole or in part, the then issued and outstanding shares of Series F Convertible Preferred Stock, at a price of $1,200 per share of such Series F Convertible Preferred Stock (the "Redemption Price"), subject to adjustment as provided in Paragraph 7.

                  (b) Notice of Redemption. The Corporation shall provide each holder of record of the Series F Convertible Preferred Stock with written notice of redemption (the "Redemption Notice") not less than 30 days prior to any date stipulated by the Corporation for the redemption of the Series F Convertible Preferred Stock (the "Redemption Date"). The Redemption Notice shall contain (i) the Redemption Date, (ii) the number of shares of Series F Convertible Preferred Stock to be redeemed from the holder to whom the Redemption Notice is delivered,
(iii) instructions for surrender to the Corporation of the certificate or certificates representing the shares of Series F Convertible Preferred Stock to be redeemed, and (iv) instructions as to how to specify to the Corporation the number of shares of Series F Convertible Preferred Stock to be redeemed as provided in this Paragraph 8, and the number of shares of Series F Convertible Preferred Stock to be converted into Common Stock pursuant to Paragraph 7.

                  (c) Right to Convert Series F Convertible Preferred Stock upon Receipt of Redemption Notice. Upon receipt of the Redemption Notice, the recipient thereof shall have the option, at is sole election, to specify what portion of the Series F Convertible Preferred Stock called for redemption in the Redemption Notice shall be redeemed as provided in this Paragraph 8 or converted into Common Stock in the manner provided in Paragraph 7. If the holder of the Series F Convertible Preferred Stock called for redemption elects to convert such shares, then such conversion shall take place on the Redemption Date, in accordance with the terms of Paragraph 7.

                  (d) Surrender of Certificates; Payment of Redemption Price. On or before the Redemption Date, each holder of the shares of Series F Convertible Preferred Stock to be redeemed shall surrender the required certificate or certificates representing such shares to the

Corporation, in the manner and at the place designated in the Redemption Notice, and upon the Redemption Date, the Redemption Price for such shares shall be paid by the Corporation via check to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each such surrendered certificate shall be canceled and retired. If a certificate is surrendered and all the shares evidenced thereby are not being redeemed, the Corporation shall issue new certificates to be registered in the names of the person(s) whose name(s) appear(s) as the owners on the respective surrendered certificates and deliver such certificate to such person(s).

                  (e) Deposit of Redemption Price. On the Redemption Date in respect to any shares of Series F Convertible Preferred Stock, or prior thereto, the Corporation shall deposit with any bank or trust company (the "Depository") having a capital and surplus of at least $50,000,000, a sum equal to (i) the aggregate Redemption Price of all such shares called for redemption, less (ii) the aggregate Redemption Price for those shares of Series F Convertible Preferred Stock in respect of which the Corporation has received notice from the holder thereof of its election, pursuant to Subparagraph 7(c), to convert shares of Series F Convertible Preferred Stock into Common Stock. The Corporation shall provide instructions and authority to the Depository to pay, on or after the Redemption Date, the Redemption Price to the respective holders upon the surrender of their share certificates. The deposit of the Redemption Price by the Corporation with the Depository shall constitute full payment for the shares of Series F Convertible Preferred Stock to be redeemed, and from and after that date of the deposit, the redeemed shares shall be deemed to be no longer issued and outstanding, and the holders thereof shall cease to be holders with respect to such shares and shall have no rights with respect thereto, except the right to receive from the Depository payment of the Redemption Price, without interest, upon surrender of their certificates therefor. Any funds so deposited and unclaimed at the end of one year from the Redemption Date shall be released and delivered to the Corporation, after which the former holders of shares of Series F Convertible Preferred Stock called for redemption shall be entitled to receive payment of the Redemption Price in respect of their shares only from the Corporation.

         9. NOTICES.

         In case at any time:

                  (a) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other pro rata distribution to the holders of its Common Stock; or

                  (b) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights; or

                  (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile to non-U.S. residents, addressed to each holder of any shares of Series F Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (i) at least 10 days' prior to written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

         10. STOCK TO BE RESERVED.

         The Corporation, upon the first anniversary of the Original Issuance Date, will have a sufficient number of shares of Common Stock available to reserve for issuance upon the conversion of all outstanding shares of Series F Convertible Preferred Stock. The Corporation will at all times thereafter reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series F Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series F Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed.

         11. NO REISSUANCE OF SERIES F CONVERTIBLE PREFERRED STOCK.

         Shares of Series F Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

         12. ISSUE TAX.

         The issuance of certificates for shares of Common Stock upon conversion of Series F Convertible Preferred Stock shall be made without charge to the holder thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series F Convertible Preferred Stock which is being converted.

         13. CLOSING OF BOOKS.

         The Corporation will at no time close its transfer books against the transfer of any Series F Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series F Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series F Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         14. DEFINITION OF COMMON STOCK.

         As used in this Statement of Designation, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, $.08 par value per share, as constituted on the date of filing of these terms of the Series F Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series F Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization, reclassification, or stock split of the outstanding shares thereof, the stock, securities or assets provided for in Subparagraph 7(f).

         15. AMENDMENTS.

         No provision of these terms of the Series F Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series F Convertible Preferred Stock.

         RESOLVED:         That the President and Secretary be, and hereby are,
                           authorized and directed to execute and file a Statement of Designation of Series F Convertible
                           Preferred Stock with the Delaware Secretary of State.



         IN WITNESS WHEREOF, the said National Datacomputer, Inc. has caused its corporate seal to be hereunto affixed and this Statement of Designation to be signed by Malcolm M. Bibby, Ph.D., its President and Secretary, this 29th day of March, 1999.


                                    NATIONAL DATACOMPUTER, INC.


                                    By: /s/ Malcolm M. Bibby
                                        -------------------------------
                                        Malcolm M. Bibby, Ph.D.
                                        President


/s/ Malcolm M. Bibby
---------------------------
Malcolm M. Bibby, Ph.D.
Secretary


[SEAL]

                                STATE OF DELAWARE
                             CERTIFICATE FOR RENEWAL
                             AND REVIVAL OF CHARTER


         National Datacomputer, Inc., a corporation organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

         1.       The name of this corporation is National Datacomputer, Inc.

         2. Its registered office in the State of Delaware is located at 1209 Orange Street, City of Wilmington, DE Zip Code 19801 County of New Castle the name and address of its registered agent is The Corporation Trust Company.

         3. The date of filing of the original Certificate of Incorporation in Delaware was 12-17-1986.

         4. The date when restoration, renewal, and revival of the charter of this company is to commence is the 29th day of February 2000, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

         5. This corporation was duly organized and carried on the business authorized by its charter until the 1st day of March A.D. 2000, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

         IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters, Gerald Eilberg the last and acting authorized officer hereunto set his/her hand to this certificate this 4th day of May 2000.

                                    By: /s/ Gerald Eilberg
                                        ------------------------------
                                        Authorized Officer

                                        Name: Gerald Eilberg
                                        Print or Type

                                        Title: Vice President Finance, CFO


STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:00 PM 05/04/2000
001227924 - 2111518

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 02/18/1998
98106463 - 2111518


                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           NATIONAL DATACOMPUTER, INC.


         It is hereby certified that:

FIRST:            The name of the corporation is National Datacomputer, Inc.
                  (the "Corporation").

SECOND: The Certificate of Incorporation of the Corporation filed on December 17, 1986, as amended from time to time thereafter, is hereby amended by striking out the first paragraph of Article Fourth in its entirety and by substituting in lieu of the following:

                      "FOURTH: The total number of shares of all class of stock which the Corporation shall have authority to issue is thirty million fifty thousand (30,050,000), of which thirty million (30,000,000) shares are to be Common Stock, of the par value of eight cents ($.08) each, and fifty thousand (50,000) shares are to be Preferred Stock, of the par value of one-tenth of one cent ($.001) each, of which four thousand two hundred (4,200) shares have been designated as Series B Convertible Preferred Stock, of the par value of one-tenth of one cent ($.001) each, and of which nine hundred (900) shares have been designated as Series C Convertible Preferred Stock, of the par value of one-tenth of one cent ($.001) each, and of which three hundred fifty (350) shares have been designated as Series D Convertible Preferred Stock, of the par value of one-tenth of one cent ($.001) each, and of which five hundred (500) shares have been designated as Series E Convertible Preferred Stock, of the par value of one-tenth of one cent ($.001), and of which one hundred seventy five
                      (175) shares have been designated as Series F Convertible Preferred Stock, of the par value of one-tenth of one cent ($.001), amounting in the aggregate to Two Million Four Hundred Thousand Fifty and 00/100 Dollars ($2,400,050.00)."

THIRD: In lieu of a meeting and vote of the stockholders, stockholders representing a majority of the shares of stock entitled to vote have consented to said amendments in accordance with the provisions of Section 228(a) and 242 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the amendments has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice, or notice thereof has been waived pursuant to
                  Section 229 of the General Corporation Law of the State of Delaware.

FOURTH: The aforesaid amendment of the Certificate of Incorporation, as amended, has been duly adopted in accordance with the applicable provisions of Section 242, 141(f) and 228 of the General Corporation Law of the State of Delaware.

         EXECUTED, effective as of this 22 day of May, 2000.


                                    NATIONAL DATACOMPUTER, INC.



                                    By: /s/ Malcolm M. Bibby
                                        ----------------------------------
                                        Malcolm M. Bibby
                                        President and Chairman of the Board

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 06/05/2000
                                                             001288963 - 2111518


                          CERTIFICATE OF CORRECTION OF

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                           NATIONAL DATACOMPUTER, INC.


It is hereby certified that:

                  1. The name of the corporation (hereinafter called the "Corporation" is National Datacomputer, Inc.

                  2. The date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was December 17,1986.

                  3. The Certificate of Amendment of Certificate of Incorporation, which was filed on April 15, 1987, is hereby corrected.

                  4. The inaccuracy to be corrected in the Certificate of Amendment of Certificate of Incorporation, which was filed on April 15, 1987, is as follows:

                  The amendment set forth in Article FIRST of the Certificate of Amendment should have replaced only the first paragraph of Article FOURTH of the Certificate of Incorporation.

                  5. The portion of the Certificate of Amendment of Certificate of Incorporation, which was filed on April 15, 1987, in corrected form is as follows:

                  "RESOLVED: That a proposed amendment to the Certificate of Incorporation of the Company (the "Amendment"), effecting a change in Article FOURTH thereof so that the first paragraph of said Article FOURTH shall be and read as set forth in Exhibit A hereto, is recommended to the stockholders for approval as being in the best interests of the Company,"

         Executed this 24th day of May, 2000.


                                    NATIONAL DATACOMPUTER, INC.



                                    By: /s/ Malcolm M. Bibby
                                        -----------------------------
                                        Malcolm M. Bibby
                                        President and Chairman of the Board

                          CERTIFICATE OF CORRECTION OF

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                           NATIONAL DATACOMPUTER, INC.


It is hereby certified that:

                  1. The name of the corporation (hereinafter called the "Corporation" is National Datacomputer, Inc.

                  2. The date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was December 17,1986.

                  3. The Certificate of Amendment of Certificate of Incorporation, which was filed on April 15, 1987, is hereby corrected.

                  4. The inaccuracy to be corrected in the Certificate of Amendment of Certificate of Incorporation, which was filed on April 15, 1987, is as follows:

                  The amendment set forth in Article FIRST of the Certificate of Amendment should have replaced only the first paragraph of Article FOURTH of the Certificate of Incorporation.

                  5. The portion of the Certificate of Amendment of Certificate of Incorporation, which was filed on April 15, 1987, in corrected form is as follows:

                  "RESOLVED: That a proposed amendment to the Certificate of Incorporation of the Company (the "Amendment"), effecting a change in Article FOURTH thereof so that the first paragraph of said Article FOURTH shall be and read as set forth in Exhibit A hereto, is recommended to the stockholders for approval as being in the best interests of the Company,"

         Executed this 24th day of May, 2000.


                                    NATIONAL DATACOMPUTER, INC.



                                    By: /s/ Malcolm M. Bibby
                                        ---------------------------
                                        Malcolm M. Bibby
                                        President and Chairman of the Board

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 06/05/2000
001288980 - 2111518


                          CERTIFICATE OF CORRECTION OF

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                           NATIONAL DATACOMPUTER, INC.


It is hereby certified that:

         1. The name of the corporation (hereinafter called the "Corporation") is National Datacomputer, Inc.

         2. The date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was December 17, 1986.

         3. The Certificate of Amendment of Certificate of Incorporation, which was filed on October 17, 1994, is hereby corrected.

         4. The inaccuracy to be corrected in the Certificate of Amendment of Certificate of Incorporation, which was filed on October 17, 1994, is as follows:

         The amendment set forth in the second paragraph of the Certificate of Amendment should have replaced only the first paragraph of Article FOURTH of the Certificate of Incorporation.

         5. The portion of the Certificate of Amendment of Certificate of Incorporation, which was filed on October 17, 1994, in corrected form is as follows:

         "RESOLVED: That the first paragraph of Article 4 of the Certificate of Incorporation be, and hereby is, deleted and the following be, and hereby is, inserted in place thereof:

         "FOURTH. The total number of shares of all classes which the Corporation shall have authority to issue is ten million fifty thousand (10,050,000), of which ten million (10,000,000) shares are to be Common Stock, of the par value of two cents ($.02) each, and fifty thousand (50,000) shares are to be Preferred Stock, of the par value of one-tenth of a cent ($.001) each, of which twenty (20) shares have been designated as Series A Convertible Preferred Stock, of the par value of one-tenth of a cent ($.001) amounting in the aggregate to Two Hundred Thousand Fifty and 00/100 Dollars ($200,050.00).""

Executed this 24th day of May, 2000.

                                    NATIONAL DATACOMPUTER, INC.



                                    By: /s/ Malcolm M. Bibby
                                        -----------------------------
                                        Malcolm M. Bibby
                                        President and Chairman of the Board

                          CERTIFICATE OF CORRECTION OF

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                           NATIONAL DATACOMPUTER, INC.


It is hereby certified that:

         1. The name of the corporation (hereinafter called the "Corporation") is National Datacomputer, Inc.

         2. The date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was December 17, 1986.

         3. The Certificate of Amendment of Certificate of Incorporation, which was filed on October 17, 1994, is hereby corrected.

         4. The inaccuracy to be corrected in the Certificate of Amendment of Certificate of Incorporation, which was filed on October 17, 1994, is as follows:

         The amendment set forth in the second paragraph of the Certificate of Amendment should have replaced only the first paragraph of Article FOURTH of the Certificate of Incorporation.

         5. The portion of the Certificate of Amendment of Certificate of Incorporation, which was filed on October 17, 1994, in corrected form is as follows:

         "RESOLVED: That the first paragraph of Article 4 of the Certificate of Incorporation be, and hereby is, deleted and the following be, and hereby is, inserted in place thereof:

         "FOURTH. The total number of shares of all classes which the Corporation shall have authority to issue is ten million fifty thousand (10,050,000), of which ten million (10,000,000) shares are to be Common Stock, of the par value of two cents ($.02) each, and fifty thousand (50,000) shares are to be Preferred Stock, of the par value of one-tenth of a cent ($.001) each, of which twenty (20) shares have been designated as Series A Convertible Preferred Stock, of the par value of one-tenth of a cent ($.001) amounting in the aggregate to Two Hundred Thousand Fifty and 00/100 Dollars ($200,050.00).""

Executed this 24th day of May, 2000.

                                    NATIONAL DATACOMPUTER, INC.



                                    By: /s/ Malcolm M. Bibby
                                        ---------------------------
                                        Malcolm M. Bibby
                                        President and Chairman of the Board

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                           NATIONAL DATACOMPUTER, INC.

         It is hereby certified that:

         1. The name of the corporation (hereinafter called the "Corporation") is National Datacomputer, Inc.

         2. The date of filing of the Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was December 17, 1986. Thereafter the Certificate of Incorporation was amended by the filing of the following documents with the Secretary of State of the State of Delaware on the dates noted: an Agreement of Merger on February 18, 1987; a Certificate of Amendment on April 15, 1987; a Certificate of Designation on August 25, 1994; a Certificate of Amendment on October 17, 1994; a Certificate of Designation on April 25, 1996; a Certificate of Designation on June 27, 1996; two Certificates of Amendment on December 18, 1996; two Certificates of Designation on March 3, 1997; a Certificate of Designation on February 18, 1998; a Certificate of Designation on March 29, 1999; and a Certificate of Amendment on May 22, 2000.

         3. The Certificate of Incorporation, as amended to date, is hereby further amended to, among other things, change the capitalization of the Corporation by increasing the number of authorized shares, eliminating all Preferred Stock Designations and changing the par value of the Common Stock, said amendments shall be effected by striking out Article Fourth of the Certificate of Incorporation, as amended, in its entirety and by substituting in lieu thereof the following new Article Fourth:

"FOURTH:

         a) The total number of shares of all classes of stock which the Corporation shall have authority to issue is Fifty Million Fifty Thousand (50,050,000), consisting of:

         i) 50,000,000 shares of Common Stock, Zero Dollars and One-Tenth of One Cent ($0.001) Par Value per share (the "Common Stock") and

         ii) 50,000 shares of Preferred Stock, Zero Dollars and One-Tenth of One Cent ($0.001) Par Value per share (the "Preferred Stock").

         b) Common Stock.

               1. General. The voting, dividend and liquidation and other rights of the holders of the Common Stock are expressly made subject to and qualified by the rights of the holders of any series of Preferred Stock.

               2. Voting Rights. The holders of record of the Common Stock are entitled to one vote per share on all matters to be voted on by the Corporation's stockholders.

               3. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor if, as and when determined by the Board of Directors in their sole discretion, subject to provisions of law, any provision of this Certificate of Incorporation, as amended from time to time, and subject to the relative rights and preferences of any shares of Preferred Stock authorized, issued and outstanding hereunder.

               4. Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of record of the Common Stock will be entitled to receive pro rata all assets of the Corporation available for distribution to its stockholders, subject, however, to the liquidation rights of the holders of Preferred Stock authorized, issued and outstanding hereunder.

              5. Reclassification. Upon the effectiveness of this Certificate of Amendment, every share of Common Stock outstanding or held by the Corporation in its treasury shall be changed and reclassified into one share of Common Stock, $0.001 par value per share, which shares shall be fully paid and nonassessable shares of Common Stock of the Corporation.

         c) Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. In the event that at any time the Board of Directors shall have established and designated one or more series of Preferred Stock consisting of a number of shares less than all of the authorized number of shares of Preferred Stock, the remaining authorized shares of Preferred Stock shall be deemed to be shares of an undesignated series of Preferred Stock unless and until designated by the Board of Directors as being part of a series previously established or a new series then being established by the Board of Directors. Notwithstanding the fixing of the number of shares constituting a particular series, the Board of Directors may at any time thereafter authorize an increase or decrease in the number of shares of any such series except as set forth in the Preferred Stock Designation for such series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of authorized undesignated Preferred Stock unless and until designated by the Board of Directors as being part of a series previously established or a new series then being established by the Board of Directors. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of the capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock or of any series thereof, voting as a separate class, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation."

         4. The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and
Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer on the 30th day of March, 2007.


                                    NATIONAL DATACOMPUTER, INC.



                                    By: /s/ William B. Berens
                                        ---------------------------
                                    William B. Berens
                                    President and Chief Executive Officer
















                                        3